THE CANYONS RESORT VILLAGE


                              MANAGEMENT AGREEMENT






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                           THE CANYONS RESORT VILLAGE
                              MANAGEMENT AGREEMENT

         THIS RESORT VILLAGE MANAGEMENT AGREEMENT (the "Agreement") is entered into to be effective as of this _____ day of __________________, 1999, by and between ASC Utah, Inc., d.b.a. The Canyons, a Maine corporation with a place of business at 4000 The Canyons Resort Drive, Park City, Utah 84098 ("ASC Utah" ); American Skiing Company Resort Properties, Inc., a Maine corporation with a place of business at One Parkway, P.O. Box 450, Bethel, Maine 04217 ("ASCRP"); Wolf Mountain Resorts, L.C., a Utah limited liability company with a mailing address of P.O. Box 980903, Park City, Utah 84098 ("Lessor"); The Canyons Resort Village Association, Inc., a Utah nonprofit corporation with a place of business at 4000 The Canyons Resort Drive, Park City, Utah 84098 (the "Association"); and each of the property owners listed on Exhibit A hereto (the "Participants").

                                    RECITALS

         A. ASC Utah and ASCRP own or lease all of the land shown as Parcel 1 on the Plan of Land entitled "The Canyons Resort Village - Easement Plan," dated ______________, 1999 (the "Plan"), recorded in the Office of the Recorder for Summit County as Entry No. _____, in Book _____, beginning at Page _____, and attached hereto as Exhibit B, as it may be amended from time to time in accordance with this Agreement.

         B. Lessor is the owner of certain premises within Parcel 1, which premises are leased to ASC Utah under a certain Ground Lease Agreement dated as of July 3, 1997, and a First Amendment to Ground Lease dated as of August 1, 1998, and a Second Amendment to Ground Lease dated contemporaneously herewith.

         C. Participants own or control various parcels of land as shown on the Plan (the "Participants' Parcels").

         D. ASC Utah, ASCRP, the Association, and the Participants wish to convey certain easements to each other to allow for their joint use of certain improvements located or to be located on their respective properties and to enhance the value of each of their properties and the uses contemplated thereon.

         E. ASCRP, ASC Utah, and the Participants intend to separately develop their respective portions of a resort village on Parcel 1 and the Participants' Parcels, all of which collectively are to be an integral part of the resort village (the "Resort Village"). The Resort Village development as currently contemplated is depicted, for illustrative purposes only, on Exhibit C attached hereto.


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         F. ASCRP has incurred certain  substantial  development cost charges in the planning and permitting of the Resort Village, and in exchange for the easements granted herein, the Participants desire that the Association shall reimburse ASCRP for a fixed portion of their costs.

         G. The parties hereto desire to delegate to the Association the right, obligation, responsibility, and authority for the operation and management of the Resort Village, as set forth herein.

         H. The Resort Village is in The Canyons Specially Planned Area ("SPA") Zone District, under the Snyderville Basin Development Code, pursuant to Summit County Ordinance Number 333, as amended by Summit County Ordinance Number 333A, which is implemented by a Development Agreement among Lessor, ASCRP, ASC Utah, and others, dated July 6, 1998, as amended November __, 1999, as it may be amended from time to time (the "Development Agreement").

         I. The parties to this Agreement desire to establish mechanisms for payment of fees and charges necessary to implement the Development Agreement and carry out the objectives of the Association.

         J. The Development Agreement requires that a master association be maintained over development within certain areas of the SPA, for the purpose of regulating and maintaining certain standards and levels of maintenance of all buildings, roads, village infrastructure, and landscaping, and for the purpose of developing certain community amenities to the extent feasible; the parties hereto desire the Association to fulfill these obligations; and the parties desire to delegate to the Association the right, obligation, and authority to perform such functions as more fully set forth herein.

         K. ASC Utah, ASCRP, and the Participants desire for the Participants' Parcels to be operated as an integral part of the Resort Village for the mutual benefit of all of the parties.

         L. All parties desire that the Association operate the Resort Village in a manner that treats all parties in a fair and equitable manner.


         NOW THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1. Terms Defined in this Agreement. Except as otherwise expressly provided in this Agreement, the terms used in this Agreement shall be given their natural, commonly accepted definitions consistent with the Utah Condominium Ownership Act. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

                  1.1 "Assessments" means the Annual Member Assessments, Retail Assessments, Transient Occupancy Assessments, Real Estate Transfer Assessments,

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and the charges, fines, penalties, and other amounts levied, fixed and collected pursuant to Article IV.

                  1.2 "Commercial Resort Property" means any Resort Property used predominantly for retail businesses or commercial services offered to the public, or wholesale or office activities, since the latest of:

         (a) the date on which it became a Resort Property pursuant to this Agreement;

         (b) the date of Substantial Completion of any Improvement on such Resort Property; or

         (c) the earlier of (i) the date of commencement of the term of occupancy under a lease with respect to such Resort Property or (ii) the date of first use of such Resort Property for such services or activities.

         "Retail businesses" shall include without limitation businesses engaged in the sale or lease of tangible personal property. "Commercial services" shall include without limitation the offering of professional services (including without limitation medical, legal, accounting, and engineering services) and nonprofessional services (including without limitation real estate sales and management, repair, restaurants, health clubs, and beauty salons); "commercial services" shall not include businesses engaged in the accommodation of tourists, transients, or permanent guests for compensation. Property owned or controlled by ASC Utah shall be considered a Commercial Resort Property only for purposes of the Retail Assessment and only with respect to the retail businesses or commercial services owned or leased by ASC Utah in the Resort Core other than facilities primarily related to the operation and administration of ski ticket sales, ski lifts, ski patrol, ski school, or skiing or snowboard facilities; provided, however, that retail businesses or commercial services owned by ASC Utah in Red Pine Village shall be included within the definition of Commercial Resort Property at such time as the first certificate of occupancy is issued for a Lodging Resort Property in Red Pine Village. Excluded from the definition of "Commercial Resort Property" is the operation of snowmobile tours and horseback riding operations.

         1.3 "Commercial Resort Property Member" means any owner of a Commercial Resort Property.

         1.4 "Facilities" means all real property or interests therein, improvements on real property, personal property, and equipment, dedicated for use or used by the Association in operating the Resort Village or any Function thereof.

         1.5 "Function" means any activity, function, or service that may be undertaken by the Association under this Agreement.

         1.6 "Function Cost" means, with respect to a particular Function, the Association's expense, including administrative costs, to perform such Function in a fiscal year.


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         1.7 "Improvement"  means any building,  structure or other improvement, retaining wall, landscaping, roadway, transportation system, pedestrian pathway, or any similar alteration of the land, whether of a temporary or permanent nature, developed or constructed on the Resort Lands, whose primary purpose is to be used, or which is used as either a Commercial Resort Property, a Lodging Resort Property or a Residential Resort Property.

         1.8 "Lodging Resort Property" means any Resort Property which contains the attributes of a hotel or a facility established for similar purposes and which is available for short term occupancy by unit owners or others, and which contains the following attributes:

         Central reservation service for all units, including central check-in with full-time front desk service, bellhops, and concierge, operated by the owner/operator, a property management company chosen by the owners' association, or as a function of the owner's association;

         Central access to the building, with no private entrances for individual units or wings, except in structures which include up to but not to exceed four dwelling units, unless otherwise approved by the Director;

         Pedestrian traffic funneled through a central lobby area, except in structures which include up to but not to exceed four dwelling units, unless otherwise approved by the Director;

          Utilities centrally controlled, including cable television, telephone, electricity, gas, and water; and

         Limited storage area for owners.

In addition, such Resort Property shall have been made available for such rental for more than fourteen (14) days in any calendar year since the latest of:

         (a)      the date on which it became a Resort Property;

         (b) the date of Substantial Completion of any Improvement on the Resort Property; or

         (c) the date of first use of such Resort Property for rental to the transient public.

With respect to condominiums used for rental to the transient public, "Lodging Resort Property" means the entirety of property included in any declaration of condominium, except that individual commercial condominium units shall constitute Commercial Resort Property for purposes of this Agreement.

         1.9 "Lodging Resort Property Member" means an individual owner of a Lodging Resort Property.

         1.10 "Member" means any owner of property within The Canyons SPA or any lessee of property within The Canyons SPA under a lease with a term of 25 years or longer (not including renewal options), including each of the following:


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         (a)      Lodging Resort Property Members;

         (b)      Commercial Resort Property Members;

         (c)      Residential Resort Property Members;

         (d)      the Mountain Member; and

         (e) all other owners of real estate or fractional or undivided interest therein.

         1.11 "Mortgage" means any mortgage, deed of trust, or other security instrument (including the seller's rights under a contract for deed) by which any Resort Land any improvement thereon or any part thereof or interest therein is encumbered in good faith and for value. A "First Mortgage" is a Mortgage having priority as to all other Mortgages encumbering any Resort Land, any improvement thereon, or any part thereof or interest therein.

         1.12 "Mortgagee" means any person or entity named as the mortgagee, beneficiary, or holder of the seller's interest under any Mortgage by which the interest of any owner of property is encumbered, or any successor to the interest of such person under such Mortgage. A "First Mortgagee" means any person or entity holding a First Mortgage including any insurer or guarantor of a First Mortgage.

         1.13 "Mountain Member" means ASC Utah, Inc. d.b.a. The Canyons, or any successor entity that operates The Canyons Resort.

         1.14 "Participant" means each of the property owners within The Canyons SPA Zone District other than ASCRP, ASC Utah, and the Lessor with respect lands leased by the Lessor to ASC Utah; provided, however, that the Lessor is a Participant with respect to any other property owned by Lessor within The Canyons SPA Zone District and not subject to the Lease described in Recital B hereof.

         1.15 "Person" means any individual or entity,  including a corporation,
partnership,   limited  liability  company,  trustee  or  trust,  unincorporated association, public utility, or any municipal or governmental entity or agency.

         1.16 "Residential Resort Property" means any Resort Property that is not a Lodging Resort Property or a Commercial Resort Property, and that has not been made available for rental to the transient public for more than 14 days in any calendar year and has been used exclusively for non-commercial purposes, and that is used predominantly or partially as a single or multi-family residential accommodation unit since the latest of:

         (a)      the date on which it became a Resort Property;

         (b) the date of Substantial Completion of any Improvement on such Resort Property; or


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         (c)      the  earlier  of (i) the date of a sale with  respect  to such
                  Resort Property or (ii) the date of first use of such Resort Property as a residential accommodation unit;

         1.17 "Residential Resort Property Member" means any owner of a Residential Resort Property.

         1.18 "Resort Lands" means the real property described on the Plan.

         1.19 "Resort Property" means each parcel of real property located within the Resort Lands that is, or is capable of being, separately owned or controlled, including each condominium unit or quarter or other fractional share or club ownership, including without limitation parcels owned by the Participants, provided that:

         (a) any portion of the Resort Lands shall not be considered a Resort Property for purposes of the Annual Member Assessment prior to commencement of construction of any improvement thereon or use thereof for residential, lodging, rental, commercial or any retail purposes;

         (b) a parcel of property owned, leased, held, or used in its entirety by the Association, or by any governmental entity (including without limitation Special Improvement Districts formed pursuant to Utah law), or for or in connection with the creation, storage, collection, or distribution of electricity, gas, water, sewer, telephone, television or other utility service or for access to any property within or without the Resort Village shall not be considered a Resort Property;

          (c) facilities or portions thereof owned or operated by ASC Utah or located on Resort Lands that are related primarily to the operation and administration of ticket sales, ski lifts, ski patrol, ski school, or skiing or snowboard facilities shall not be considered a Resort Property, and for the purposes of this subparagraph:

                  (i) without restricting the generality of the foregoing, employee housing and changing areas, maintenance buildings, snowmaking and grooming facilities, and the like shall be deemed to be facilities related to the operation and administration of ticket sales, ski lifts, ski patrol, ski school, or skiing or snowboard facilities; and

                  (ii) buildings used for day skier services shall be deemed to be facilities related to the operation and administration of ski lifts, ski patrol, ski school, or skiing or snowboard facilities, except for commercial businesses located therein that are not owned or operated by ASC Utah or ASCRP; or

         (d) skiing or snowboarding or other recreational facilities owned or operated by ASC Utah or ASCRP or their affiliates as an integral part of the operation of the resort shall not constitute Resort Property.

         1.20. "Resort Village" means all of the Participants' Parcels and Parcel 1, with the exception of the area on which the Mountain Member operates a ski resort. .


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         1.21 "Square  Footage" means the gross square footage of the floor area of an Improvement as measured and calculated by the Association on a consistent basis.

         1.22 "Substantial Completion" means the date on which any Improvement on a Resort Property has received a certificate of occupancy from Summit County, has been substantially completed as certified by an architect or engineer, or if no certificate is issued, as determined by the Association.



                                   ARTICLE II

                               GRANT OF EASEMENTS

         2.1 Plan. The Plan reflects the approximate location of the easements granted hereby on a pre-construction basis. Upon completion of construction during each construction season, as and when reasonably determined by the Association, the Association shall have prepared, as an amendment to the Plan, a survey of all easements granted hereunder. The survey shall be approved by ASC Utah, ASCRP, the Participants, Textron Financial Corporation, as Administrative Agent ("Textron") under the mortgage dated September 4, 1998, from Textron to Grand Summit Resort Properties, Inc., recorded in the Office of the Recorder for Summit County as entry number 526565, in Book 1217, beginning at Page 184; BankBoston, N.A. under a Fee and Leasehold Deed of Trust, Assignment of leases and Rents, Fixture Filing and Security Agreement dated 11/12/97 by and amount ASC Utah and BankBoston, N.A. as Agent filed in Book 01093, Page 23-65; a Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated as of September 4, 1998 between ASCRP and BankBoston, N.A. as Agent recorded at Book 12108, Pg. 151; and Key Bank N.A. under a deed of trust, security agreement, and financing statement with power of sale dated December 18, 1998, and recorded in the Office of the Recorder for Summit County in Book 1253, beginning at Page 264. Pursuant to the provisions of Section 7.1, the survey shall be recorded as an addendum to this Agreement clarifying the exact location of the easements granted hereunder.

         2.2  Access Easement.

         (a) Grant. ASC Utah and ASCRP hereby grant to the Association and the Participants and Participants' tenants, licensees, guests, and invitees, for the benefit of the Participants' Parcels, and the Participants hereby grant to the Association, ASC Utah and ASCRP and their respective tenants, licensees, guests, and invitees, for the benefit of Parcel 1, the right and easement, in common with others, to utilize the roadway system shown on the Plan, as such roadway system may be expanded and amended from time to time pursuant to an amendment to the Plan, for all purposes, including without limitation ingress and egress on foot and by motor vehicle and for the installation, maintenance, repair, and replacement of roads, medians, pavement, drainage ditches, sidewalks, culverts, retaining walls, directional and informational signs, utility lines, street lights, wires, pipes, poles, grates, conduits, and

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                  mains,  together with the right to alter,  excavate,  and pave
                  the   surface  of  the  earth  for  the   foregoing   purposes
                  (collectively the "Access Easement"), provided that ASC Utah, ASCRP, the Participants or the Association, as the case may be, shall be responsible for obtaining all governmental approvals for improvements to the Access Easement initially installed by ASC Utah, ASCRP, such Participants or the Association, that the surface of the earth and any pavement
                  and   landscaping   shall  be  promptly   restored,   and  any
                  inconvenience to other parties or disruption of use and enjoyment by other parties shall be minimized.

         (b) Relocation. ASC Utah, ASCRP, and the Association shall have the right to relocate the roadway system shown on the Plan at such party's own expense on property owned or controlled by ASC Utah, ASCRP, or the Association, provided that (i) all applicable governmental requirements are satisfied, (ii) any such relocation does not unreasonably interfere with or disrupt the use of the Access Easement area by the Participants, (iii) any such relocation does not limit or restrict the Participants' development of other then-owned or controlled property, (iv) reasonable prior written notice of such relocation shall have been given to the Participants and any mortgagee or holder of a deed of trust of record of the Participants' Parcels, and (v) the Participants are granted easements with respect to such relocated roadway system that are practically equivalent to the easements granted under this Paragraph.

         2.3      Pedestrian Pathways.

         (a) Grant. ASC Utah and ASCRP hereby grant to the Association and the Participants and Participants' tenants, licensees, guests, and invitees for the benefit of the Participants' Parcels, and the Participants hereby grant to the Association, ASC Utah, and ASCRP and their respective tenants, licensees, guests, and invitees, for the benefit of Parcel 1, the right and easement, in common with others, to utilize the areas shown as "Pedestrian Path" on the Plan, as such Pedestrian Path may be expanded and amended from time to time pursuant to an

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                  amendment to the Plan,  for ingress and egress by foot or such other means as approved by the Association to and from their respective parcels, and for the installation, maintenance, repair, and replacement of pavement, drainage ditches, and information signs. The parties further agree to provide additional pedestrian easements as reflected on site plans approved by Summit County.

         (b) Relocation. ASC Utah, ASCRP and/or the Association shall have the right to relocate the Pedestrian Path shown on the Plan, at ASC Utah's, ASCRP's and/or the Association's own expense, provided that all applicable governmental requirements are satisfied, and so long as any such relocation does not unreasonably interfere with or disrupt the use of the Pedestrian Path by the Participants, so long as any abandoned path is landscaped in accordance with the surrounding property and returned to the relevant Participant at no cost to such Participant.

         2.4      License to Use Facilities.

         (a) ASC Utah, ASCRP, and the Association hereby grant to the Participants and Participants' tenants, licensees, guests, and invitees for the benefit of the Participants' parcels a license over, upon, across, and with respect to any Facilities as appropriate and necessary for access and ingress to and egress from and use of the Facilities, subject to such reasonable and uniformly applied fees, rules and regulations as the Association may impose to assure reasonable use and enjoyment of Facilities by all persons entitled to such use and enjoyment.

         (b) ASCRP hereby grants to ASC Utah, for the benefit of ASC Utah's parcels, and ASC Utah hereby grants to ASCRP, for the benefit of ASCRP's parcels, a license over, upon, across, and with respect to any Facilities as appropriate and necessary for access to, ingress to, and egress from the Resort Property of ASCRP or ASC Utah, as the case may be; encroachment by improvements caused by the settling, rising, or shifting of earth; and horizontal and lateral support of improvements; subject, however, in the case of access, ingress, and egress, to such reasonable and uniformly applied rules and regulations as the Association may impose to assure reasonable use and enjoyment of Facilities by all persons entitled to such use and enjoyment.


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         2.5  Utilities.

         (a) Grant. ASC Utah and ASCRP hereby grant to the Association and the Participants on, below, and above Parcel 1 for the benefit of the Participants' Parcels, and the Participants hereby grant to ASC Utah, ASCRP, and the Association on, below, and above the Participants' parcels, for the benefit of Parcel 1, the right and easement, in common with others, to install, construct, maintain, and repair utility lines, cables, wires, conduits, pipes, mains, poles, guys, anchors, fixtures, supports and terminals, repeaters, and such other appurtenances of every nature and description as the parties may deem reasonably necessary to service their properties (the "Utility Lines") including without limitation those for the transmission of intelligence by electricity, for water, electricity, telecommunications, gas, sewage, septic, sanitary sewer, and drainage. The installation, construction, maintenance, and repair of the Utility Lines by the Association and/or the Participants shall not unreasonably interfere with the development or continuing use of Parcel 1. The installation, construction, maintenance, and repair of the Utility Lines by ASC Utah, ASCRP, and/or the Association shall not unreasonably interfere with the development or continuing use of the Participants' Parcels, nor shall such Utility Lines interfere with or be placed under any existing structure or any structure proposed to be constructed. The parties shall use their commercially reasonable efforts to install the Utility Lines so as not to adversely impact the aesthetics of the surrounding property and to minimize their impact on the burdened property and shall repair displaced ground to its former condition.

         (b) Location and Relocation. The location of easements for Utility Lines shall be five (5) feet on each side of the centerline of such Utility Lines as shown on the Plan, as such Utility Lines may be expanded and amended from time to time pursuant to an amendment to the Plan; provided, however, that existing or future improvements may encroach within the easement area so long as there is no adverse impact upon maintenance and operation of the Utility Lines. Each party shall have the right to relocate the Utility Lines located on such party's property at its own expense provided that all applicable governmental requirements are satisfied and so long as any such relocation does not unreasonably interfere with or disrupt the use of the easement by the benefited property. For purposes of this Agreement, a temporary impairment of view shall not constitute unreasonable interference.

         2.6 Easement for Ski Trails, Lifts, Snowmaking Equipment, and Appurtenances. The Participants, ASCRP, and the Association hereby grant to ASC Utah, for the benefit of Parcel 1, and for the benefit of any other land that is or in the future becomes a part of the ski resort operated on Parcel 1, the right and easement to enter upon each Participant's Parcel or any property they own within Parcel 1 with persons and equipment for the purpose of constructing, maintaining, using, locating, relocating, grooming, and repairing ski trails, ski lifts and people movers, lift towers, trail identification signs, snowmaking equipment, pipes, hoses and hydrants, and any necessary appurtenances thereto exclusive of areas occupied by structures, including structures under construction or approved for construction by the Design Review Committee pursuant to Article 5 hereof; provided, however, that the exercise of these easement rights shall be at the sole expense of ASC Utah, and the exercise of such easement rights shall not materially interfere with the use or occupancy of ASCRP as to its property within Parcel 1 or the Participants' Parcels by Participants or their guests and invitees. Without limiting the generality of the foregoing, the grant of easement herein includes easements through the air above the surface of the ground for ski lifts. For purposes of this Agreement, any impairment of view shall not constitute a material interference with use or occupancy of the units.

         ASC Utah hereby agrees to allow tenants, licensees, guests and invitees of ASCRP, the Association and the Participants to utilize ski trails constructed and operated by ASC Utah on Parcel 1 and on the Participants' Parcels for access to the ski area located on Parcel 1; provided, however, that any use of ski lifts, trails, or other skier facilities located on Parcel 1 by the Association, or owners or occupants of the Participants' Parcels shall be on the same terms and conditions as other patrons of the ski area, including without limitation payment of any access fees or usual and ordinary ticket prices of general application as determined by ASC Utah in its sole discretion.

         2.7 License for Signage. ASC Utah and ASCRP hereby grant to the Participants on Parcel 1, for the benefit of Participants' Parcels, a license, for the benefit of the Participants' Parcels, to install, construct, and maintain signs at such locations as are approved by the Association in accordance with reasonable signage guidelines adopted by the Association from time to time. Prior to installation by the Participants of any sign on Parcel 1, the design, colors, lighting, size, and exact location shall be presented to the Design Review Committee provided for in Article V hereof for its written approval.

         2.8 Electrical Power. From time to time, in connection with the operation of certain temporary activities or events within the Resort Village, the Association may be required to draw electrical power from one or more of the Participants. Each Member shall allow the Association to draw electrical power from time to time as necessary for such temporary uses, so long as the Association pays fair market value for the electrical power so drawn and so long as such Member has the ability to provide such power without causing a negative impact on such Member's operations.

         2.9 Temporary License for Construction and Maintenance. ASC Utah and ASCRP (for purposes of this Section 2.9, collectively "Grantors") hereby grant to ASCRP, The Canyons Resort Properties, Inc., Grand Summit Resort Properties, Inc., and any Transferee of property from ASC Utah or ASCRP and their invitees and contractors (for purposes of this Section 2.9, collectively "Grantees") a non-exclusive, temporary license for construction, maintenance, repair, and replacement ("Temporary Construction License") on, over, across and through that portion of Grantors' property located in the vicinity of Grantees' parcels not otherwise presently occupied by completed structures for the sole purpose of ingress to and egress from Grantees' parcels, staging and temporary storage of construction equipment and materials, and other uses directly related to construction and maintenance and management of construction and maintenance on Grantees' parcels, including without limitation, post-completion repair and warranty work, maintenance, and repair and replacement of damaged property (collectively the "Work"), all at the risk and expense of Grantees. The size, configuration and dimensions of the Temporary Construction License shall be limited to that portion of Grantors' property located contiguous to and in the vicinity of Grantees' parcels as is reasonably needed to complete the Work. Grantors shall have the right to request that the location of the Work be altered to accommodate the use of Grantors' property provided that such relocation does not unreasonably delay or interfere with the completion of the Work.

         The Temporary Construction License is non-exclusive and Grantees shall conduct their activities on, and otherwise use, the Temporary Construction License in such a manner so as not to unreasonably interfere with Grantors' use of their property or the operation of their businesses or Association business.

         Grantees shall repair any and all damage that may be caused to Grantors' parcels by reason of their use of the Temporary Construction Easement. Grantees shall indemnify and hold Grantors and Grantors' contractors, employees, officers, trustees and agents, and the Grantor property harmless from and against all claims of any nature that may arise from Grantees' use of the Temporary Construction Easement, except those claims that may arise from the sole negligence of Grantors or their employees and agents.



                                   ARTICLE III

                     THE CANYONS RESORT VILLAGE ASSOCIATION

         3.1 The Canyons Resort Village Association. The parties to this Agreement desire to delegate the management and operation of the rights, duties, and obligations arising under this Agreement with respect to the Resort Village to the Association, which is a nonprofit corporation organized under the laws of the State of Utah in accordance with the Articles of Incorporation and Bylaws to be adopted by the Association, which will be consistent with the terms of this Agreement. In consideration of the easements granted in Article II and as a condition of the continuation of such easements, the Participants and any Person that succeeds to the interests of each of the Participants to such Participants' Parcels and any real estate interest therein and ASC Utah and ASCRP shall be Members of the Association.

         3.2 Purposes and Powers of the Association. Except as otherwise provided herein or in the Articles of Incorporation, Bylaws, or the Development Agreement, the Association shall have all the powers, duties, and responsibilities as are now or may hereafter be provided by this Agreement, the Articles of Incorporation, the Bylaws, or the Development Agreement, including but not limited to the following:

         (a) To make and enforce all rules and regulations covering the operation and maintenance of the Resort Village.

         (b) To engage the services of a manager, accountants, attorneys, or other employees or agents and to pay to said persons a reasonable compensation therefor.

         (c) To acquire, own, lease, operate, build, manage, maintain, rent, sell, develop, encumber, hold, and otherwise deal in and with real and personal property of every kind and character, tangible and intangible, wherever located, and interests of every sort therein; provided, however, that

                           (i) the Association shall reimburse any Member who transfers, leases, or otherwise makes available to the Association property on which infrastructure or amenities are built by the Association, the actual cost of such property to such Member (including, in the case of property that is leased by the Member, the proportionate share of all costs or other payments under such lease associated with such property); and

                           (ii) if the property used by the Association for infrastructure or amenities was initially entitled to density under the Development Agreement, as amended, the Association shall reimburse such Member the fair market value of such property, unless the original density is transferred to another property owned or controlled by that Member and the value of the transferred density is comparable to the original density, in which case the Association shall reimburse the Member the Member's actual cost for the property.

         (d) To acquire, own, lease, operate, build, manage, maintain, rent, sell, develop, encumber, hold, and otherwise deal in and with any Facilities including but not limited to buildings and other structures; daycare facilities; teen centers; roads, walkways, streets, and pedestrian paths; parks, playgrounds, open spaces, gardens, fountains, common areas and public areas; amphitheaters and other public entertainment areas; utility lines and systems; outdoor lighting systems; waterways; landscaping, including without limitation plants, trees, shrubs, and grass; a medical clinic; cross country ski facilities; pedestrian, hiking, equestrian, and biking trails; equestrian facilities; ice rinks; swimming pools, saunas, steam baths, and spas; golf courses and tennis courts and other game courts, game areas, and recreational amenities; and such improvements and equipment as may be appropriate for use in connection with the operation and maintenance of a world class resort village.

         (e)      To determine and pay the expenses of the Association.

         (f) To levy the Member Assessments, Retail Assessments, Transient Occupancy Assessments, Real Estate Transfer Assessments, and such other assessments as are authorized hereunder against Members as provided in this Agreement and in the Bylaws; to charge interest on unpaid assessments and to collect charges, fees, fines, penalties, and interest in accordance with this Agreement and the Bylaws, and to create and enforce liens given as security for such assessments, charges, fees, fines, penalties, and interest.

         (g) To grant easements and licenses and to enter into contracts, deeds, leases, and/or other written instruments or documents and to authorize the execution and delivery thereof by the appropriate officers.

         (h)      To open bank accounts and designate the signatories therefor.

         (i) To borrow funds or raise moneys for any of the purposes of the Association and from time to time to execute, accept, endorse, and deliver as evidences of such borrowing, all kinds of instruments and securities, including but not limited to promissory notes, drafts, bills of exchange, warrants, bonds, debentures, property certificates, trust certificates, and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment and performance of such securities by mortgage on, or pledge, conveyance, deed, or assignment in trust of, the whole or any part of the assets of the Association, real, personal, or mixed, including contract rights, whether at the time owned or hereafter acquired.

         (j) To enter into, make, amend, perform, and carry out, or cancel and rescind, contracts, leases, permits, management agreements, and concession agreements for any lawful purposes pertaining to its business.

         (k) To make any guaranty with respect to securities, indebtedness, notes, interest, contracts, or other obligations created by any individual, partnership, association, corporation or other entity, and to secure such guaranties by encumbrance upon any and all assets of the Association, to the extent that such guaranty is made in pursuance of the purposes herein set forth.

         (l) To lend money for any of the purposes above set forth; to invest its funds from time to time and take and hold real and personal property as security for payment of funds so loaned or invested.

         (m) To promote and market the Resort Village as a world-class destination resort.

         (n) To bring, prosecute, and settle litigation for itself and the Resort Village.

         (o) To obtain insurance for the Association with respect to workers' compensation, general liability, and any other insurance it deems necessary or appropriate to protect the Members and the Association.

         (p) To repair or restore any Facilities following damage or destruction or a permanent taking by the power of or power in the nature or eminent domain or by an action or deed in lieu of condemnation.

         (q) To keep adequate books and records and implement the policies and procedures for the inspection of the books and records of the Association by Members in accordance with the terms of the Bylaws.

         (r) To prepare, adopt, amend, and disseminate budgets and other information from time to time in accordance with the terms of the Bylaws.

         (s) To grant easements and rights of way over the Facilities owned or leased by the Association and to approve signage for the Resort Village and enter into contracts with a management entity and other entities. Such contracts may, among other things, obligate the Association to pay assessments and other costs associated with the maintenance of Facilities that benefit the Association.

         (t) Subject to applicable law, to delegate to a manager by written agreement all of the powers, duties, and responsibilities of the Association referred to in this Agreement.

         (u) To convey or subject to a mortgage all property owned and rights held by the Association, including without limitation Facilities and Assessments; provided, however, that such actions shall not impair or affect the rights and easements established under Article 2 of this Amended Agreement.

         (v)      To organize and sponsor events.

         (w) To operate or participate in a transportation system within the Resort Village and in connection therewith to purchase, construct, own, or lease and maintain and repair such roadways, walkways, conveyors, Resort Village transportation lifts, people movers, rail transport, buses, other vehicles, and parking lots or parking structures as may be necessary or convenient for the operation of the Resort Village. To operate or participate in a transportation system between various parts of the Park City, Kimball Junction, and Salt Lake City area and/or between the Resort Village and other parts of the United States and other areas, and in connection therewith to enter into special fare program commitments with airlines, own or lease such buses, rail transport, aircraft, or other vehicles as may be necessary or convenient for operation of the Resort Village, and provide for their maintenance and repair.

         (x) To provide, or to enter into agreements with third parties pursuant to which such third parties may provide, cable television, telecommunications, electronic communications, or telephone services, or any service capturing, creating, or transmitting television, telephone, telecommunications, or electronic communications signals, and in connection therewith, to approve or prohibit the placement of appropriate satellite dishes, antennae, or other similar equipment with the Resort Village.

         (y) To construct, acquire, lease, operate, manage, and maintain parking facilities within the Resort Village for general resort guest utilization.

         (z) To establish charges for use of Facilities and Functions to assist the Association in offsetting the costs and expenses attributable to the use of Facilities; provided that all charges established shall be reasonable and shall be uniformly applied with the exception that such charges may differentiate between Member classifications and each Member shall be obligated to and shall pay any such charges for use.

         (aa) To provide for the care, operation, management, maintenance, repair, and replacement of the Facilities.

         (bb) To pay all costs imposed by, associated with, or incurred as a result of the Development Agreement or other federal, state, or local governmental laws, rules, or regulations, including without limitation costs of benchmarking, studies, consultants fees and costs, and performance costs.

         (cc) To do everything necessary, suitable, convenient, or desirable for the accomplishment of any of the purposes, the attainment of any of the objects, or the furtherance of any of the powers set forth in this Agreement, either alone or in connection with other corporations, firms, or individuals, and either as principal or agent, and to do every act or thing incidental or appurtenant to, or growing out of, or connected with any of the aforesaid objects, purposes, or powers.

         (dd) To provide for the reimbursement to ASCRP of the development cost charges already incurred by ASCRP in the development of the Resort Village, as set forth in Section 4.9 hereof.

         (ee) To act in accordance with the requirements of the Development Agreement and to ensure compliance therewith.

         3.3 Certain Obligations and Rights of the Association. The obligations and rights of the Association include, but are not limited to, the following.

         (a) Events. The Association may organize and sponsor events, including without limitation theatrical and musical performances, sporting events and exhibitions, performances and displays by local artists, and other events and exhibitions.

         (b) Property Maintenance Function. The Association shall provide for the care, operation, management, maintenance, repair, and replacement of all Facilities. This obligation shall include, without limitation, (i) ensuring that the Facilities are adequately lighted; (ii) maintaining the parking areas, walks, trails, drives, malls, stairs, street furniture, and any resort transportation, ice rink, forum, and other infrastructure, and similar Facilities in consistently good condition and attending to the removal of snow and the application of sand and salt as is necessary for the customary use and enjoyment of such Facilities; (iii) attending to the maintenance of the open spaces of the Resort Village, including public spaces and unimproved areas, and providing care for the plants, trees, shrubs, and other vegetation in the Resort Village up to the lot lines of the individual buildings within the Resort Village; and (iv) plowing, sanding, salting, and cleaning any roads and sidewalks within the Resort Village.

         (c) Rules and Regulations. The Association may make, amend, and enforce rules and regulations applicable within the Resort Village with respect to any of the Facilities, operations, or Functions as a part of the Resort in addition to the restrictions contained in Article VI hereof, including, but not limited to, rules and regulations:

                  (i)      to prevent or reduce fire hazard;

                  (ii)     to regulate signs;

                  (iii)    to regulate use of any and all Facilities;

                  (iv) to assure fullest enjoyment of use of the Facilities by the persons entitled to enjoy and use the same;

                  (v)      to protect and preserve property and property rights;

                  (vi) to promote the economic viability of the Resort Village; and

                  (vii) to reasonably regulate the hours of operation for all commercial operations.

                  (viii) To ensure that buildings are built in accordance with the architectural guidelines as developed, administered, and enforced from time to time by the Board of Trustees of the Association or its designee.

                  All rules and regulations adopted by the Association shall be reasonable and shall be uniformly applied. The Association may provide for enforcement of any such rules and regulations through exclusion of violators from Facilities, or otherwise.

         (d) Security. The Association may, but shall not be obligated to, provide security within some portion or all of the Resort Village.

         (e) Marketing. The Association may provide a suitable and continuing program to promote the Resort Village as a desirable year-round destination, including but not limited to stimulating participation in and coordinating major events; ongoing Resort Village programming; advertising and placing articles in news media; publishing brochures; establishing uniform standards for promotional programs of individual Members; involvement in lecture tours and ski shows; encouraging responsible groups to hold conferences and meetings within the Resort Village, and selling, coordinating, and negotiating arrangements and accommodations for such groups; conducting tour operations; publishing a newsletter; providing and operating reception and information centers; and such other activities as may be necessary or desirable for the promotion of the Resort Village as determined by the Association in its discretion. The Association may promote the Resort village in conjunction with or through any organization that may be engaged in the promotion of snow-related or other sports and may pay its fair share of the costs and expense of promotional activities of any such organization.

         (f) Members' Enjoyment of Functions and Facilities. Each Member shall be entitled to use and enjoy any Facilities suitable for general use or the services provided by any Functions, and to grant licenses for such use and enjoyment to its tenants, guests, and invitees subject to such reasonable rules and regulations that the Association may adopt and subject to such reasonable and uniformly applied charges that the Association may impose to offset costs and expenses, depreciation, and capital expenses, subject to the provisions of this Agreement and subject to the following specific limitations. All charges established under this section shall be reasonable and shall be uniformly applied, and each Member shall be obligated to and shall pay any such charges for use. There shall be no obstruction of any Facilities nor shall anything be stored in or on any part of any Facilities without the prior written consent of the Association. Nothing shall be done or kept on or in any Facility that would result in the cancellation of the insurance or any part thereof that the Association is required to maintain pursuant to this Agreement or increase the rate of the insurance or any part thereof over what the Association, but for such activity, would pay, without the prior written consent of the Association. Nothing shall be done or kept on or in such Facilities that would be in violation of any statute, rule, ordinance, regulation, permit, or other requirement of any governmental body. No damage to, or waste of, Facilities shall be committed, and each Member shall indemnify and hold the Association and the other Members harmless against all loss resulting from any such damage or waste caused by such Member.

         (g) Employee Housing. The Association may provide employee housing for Resort Village employees. In the event that the Association constructs employee housing, the Mountain Member shall contribute to the costs of construction of such housing in an amount proportionate to the projected use of such housing by employees of the Mountain Member at the time of construction.

         (h) Other Functions. The Association may undertake such other Functions and activities as may be necessary or convenient for the operation of the Resort Village, as determined by the Association in its discretion, including without limitation providing cooperative purchasing services, telephone answering service, warehousing and delivery services, and central laundry service for some or all Members.

         3.4 Membership in the Association. There shall be one membership in the Association attributable to fee simple title ownership, timeshare ownership, club ownership, or Long Term Lease (where "Long Term Lease" means a lease of 25 years or more) of each Resort Property within the Resort Lands. Each such membership shall be appurtenant to the fee simple title, timeshare or club ownership to such Resort Property or Long Term Lease of such Resort Property. The owner of a Resort Property, or lessee under a Long Term Lease of a Resort Property, shall automatically be the holder of the membership appurtenant to that Resort Property. Each owner of a Resort Property or lessee under a Long Term Lease of a Resort Property shall automatically be entitled to the benefits and subject to the burdens relating to the membership for that Resort Property. If fee simple title to, or timeshare or club ownership of, a Resort Property is held by more than one person or entity, or if a Long Term Lease is in the name of more than one person or entity, the membership appurtenant to that Resort Property or Long Term Lease shall be shared by all such persons or entities in the same proportionate interest as such ownership or Lease of the Resort Property is held.

         3.5 Classes of Membership. The Association shall have the two (2) classes of voting membership set forth below:

     Class A: The Class A Members shall be American Skiing Company Resort Properties, Inc. or its successors or assigns and the Mountain Member.

         Class B: The Class B Members shall be the memberships attributable to the Resort Property in The Canyons SPA Zone District other than the Class A Members. Each Class B Member at the time this Agreement is recorded shall pay a one-time fee of $1,500 (One Thousand Five Hundred Dollars) toward its representative's fees and costs in negotiating and drafting this Agreement.

         3.6 Board of Trustees.

         (a) Appointment and Election. The control and management of the Association and the disposition of its funds and property shall be vested in a seven-member Board of Trustees who need not be Members of the Association. Members shall have the right to elect Trustees as follows:

                  (i)      Class B Members  shall have the right to elect  three
                           (3) members of the Board of Trustees, who shall hold office for terms of two (2) years each. Each Class B Member shall be entitled to one vote per square foot of density allocated to such Member's Resort Property by the Development Agreement. Cumulative voting shall not be permitted.


                  (ii) The Class A Members shall appoint four (4) members of the Board of Trustees, who shall hold office for a term of two years each. Notwithstanding the foregoing, at such time as certificates of occupancy have been issued for 75% of the square footage authorized to be constructed pursuant to the Development Agreement, the Class A Member shall thereafter only appoint three members of the Board of Trustees, and the Class A Trustees, on one hand, and the Class B Trustees, on the other, shall together unanimously appoint a remaining at-large Trustee, who shall serve for a term of two years. The at-large Trustee appointed pursuant to the preceding sentence shall be first appointed at the first regular or special meeting of the Board of Trustees held after the Class A Member becomes authorized to appoint only three Trustees as provided above. Thereafter, the Trustees other than the at-large Trustee shall appoint the at-large Trustee every two years.

                  (iii) Any of the Trustees may serve for consecutive terms if so appointed or elected.

                  (iv)     The Trustees shall serve without compensation.

                  Members shall have no voting rights other than the right to elect members of the Board of Trustees as set forth in this
                  Section 3.6.

         (b) Resignations, Vacancies. Any trustee may resign at any time by giving written notice to the president or the secretary of the Association. Such resignation shall take effect at the time specified, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in the Board of Trustees by reason of resignation or death of any trustee elected by Class B Members may be filled by the affirmative vote of a majority of the Class B Trustees then in office, though not less than a quorum. Any vacancy occurring in the Board of Trustees by reason of resignation or death of any trustee appointed by the Class A Member shall be filled by appointment by the Class A Member. Any trustee elected or appointed to fill any vacancy in the Board of Trustees shall serve until the expiration of the term of his or her predecessor.

         (c) General Powers. The Board of Trustees shall have and may exercise all the powers of the Association except as are expressly conferred upon the Members by law, the Articles of Incorporation, or the Bylaws, or this Agreement as from time to time in force and effect; provided, however, that he Board of Trustees shall at no time be empowered to authorize any act or omission that would place the Association in default of the Development Agreement.

                  Prior to the time the Class A Member becomes authorized to appoint only three Trustees as provided in subparagraph
                  (a)(iii) above, the following restrictions apply:

                  (i) The Board of Trustees may not take any of the actions listed below without obtaining approval of five (5) of the seven (7) Trustees:

                           A. increase or decrease the rate of the Real Estate Transfer Assessment, the Retail Assessment, or the Transient Occupancy Assessment, and after the first three years of the Association's existence, the Annual Member Assessment, all as defined in Article 4 of this Agreement;

                           B. authorize a single purpose capital commitment of over $5,000,000 (Five Million Dollars), other than for the golf course or the Association's contribution to the people mover or to the parking garage, all of which are contemplated by the Development Agreement and described in further detail therein; or

                           C. lend or advance money or sell or lease any property or right of the Association other than in the ordinary course of business.

                  (ii) Approval of six of the seven Trustees shall be required for the material alteration, repeal, or amendment of the articles of incorporation or bylaws of the association;

                  (iii) Unanimous approval of the Trustees shall be required for the following acts by the Trustees:

                           A. the implementation of any assessment other than the Annual Member Assessment, the Transient Occupancy Assessment, the Retail Assessment, or the Real Estate Transfer Assessment;

                           B. the merger,  dissolution,  or  liquidation  of the
                           Association,   which  is  also   subject   to  County
                           approval.

         (d) Regular Meetings. Regular meetings of the Board of Trustees may be held without call or formal notice at such places within the State of Utah, and at such times as the Board may from time to time by vote determine. Any business may be transacted at a regular meeting. Until further determination, the regular meeting of the Board of Trustees for the election of officers and for such other business as may come before the meeting may be held without call or formal notice immediately after, and at the same place as, the annual meeting of Members.

         (e) Special Meetings. Special meetings of the Board of Trustees may be held at any place within Utah at any time when called by the president, or by two or more trustees, upon at lease three days prior notice of the time and place thereof being given to each Trustee by leaving such notice with him or her at his or her residence or usual place of business, or by mailing or telegraphing it prepaid, and addressed to such Trustee at his or her post office address as it appears on the books of the Association, or by telephone or facsimile transmission. Notices shall state the purposes of the meeting. No notice of any adjourned meeting of the Trustees shall be required.

         (f) Quorum. Prior to the appointment of the at-large Trustee, a minimum of three Class A Trustees and two Class B Trustees shall constitute a quorum; and after the appointment of the at-large Trustee, a majority of the number of Trustees fixed by the Bylaws shall constitute a quorum for the transaction of business. A lesser number than the quorum may adjourn any meeting from time to time. When a quorum is present at any meeting, a majority of the Trustees in attendance shall, except where a larger number is required by law, by the Articles of Incorporation, the Bylaws, or this Agreement as from time to time in force and effect, decide any question brought before such meeting.

         (g) Waiver of Notice. Before, at, or after any meeting of the Board of Trustees, any Trustee may, in writing, waive notice of such meeting and such waiver shall be deemed equivalent to the giving of such notice. Attendance by a Trustee at any meeting of the Board shall be a waiver of notice by him or her except when a Trustee attends the meeting for the express purpose of objecting to the transaction of business because the meeting is not lawfully called or convened.

         (h) Informal Action by Trustees. Any action required or permitted to be taken at a meeting of the Trustees may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Trustees entitled to vote with respect to the subject matter thereof. Such consent shall have the same force and effect as a unanimous vote of the Trustees.

         (i) Presence at Meetings. Any Trustee may participate in a regular or special meeting of the Board of Trustees by, and such meeting may be conducted through the use of, any means of communication by which all Trustees participating may hear each other during the meeting. A Trustee participating in a meeting by this means is deemed to be present in person at the meeting.

         (j) Dispute Resolution. The Board shall first exhaust all efforts to avoid disputes over the interpretation or enforcement of this Agreement. In the event that an impasse occurs, the Trustees shall vote on the appointment of a mediator, and if a mediator is approved by five of the seven Trustees, such mediator shall be appointed and empowered to render an enforceable resolution.

         (k) The Board of Trustees shall owe a fiduciary duty to all Members in accordance with Utah law.

         3.7      Annual Meeting.

         (a) Annual Meeting. The annual meeting of the Members shall be held at a place in the Resort Village designated by the Board of Trustees the first Saturday of November in each year, or at such other date designated by the Board of Trustees, for the purposes of electing Trustees. The purpose of the annual meeting shall be to elect Trustees and for such other purposes as the Board of Trustees shall determine.

         (b) Quorum. Except as otherwise provided in the Articles of Incorporation or the Bylaws, the presence in person or by proxy of Members of a class who are entitled to vote more than 20 percent of the total votes for the Members of such class shall constitute a quorum for such class for the election of members of the Board of Trustees.

         (c) Proxies. Votes may be cast in person or by proxy. Every proxy must be executed in writing by the Member or his or her duly authorized attorney in fact. No proxy shall be valid after the expiration of eleven months from the date of its execution, and every proxy shall automatically cease at such time as the Member granting the proxy no longer qualifies as a Member in the class of membership for which vote the proxy was given.

         (d) Majority Vote. At the annual meeting, if a class quorum is present, the affirmative vote of a majority of the votes represented at the meeting, in person or by proxy, shall be the act of the Members of such class unless the vote of a greater number is required by law, the Articles of Incorporation, or the Bylaws as from time to time in force and effect.

         3.8      Officers of the Association.

         (a) Officers. The Board of Trustees shall appoint the following officers of the Association, which officers need not be members of the Board of Trustees: a president, one or more vice presidents, a secretary, and a treasurer. The Board of Trustees may appoint such other officers, assistant officers, committees, and agents as it may consider necessary or advisable, who shall hold their offices for such terms and have offices, except that no person may simultaneously hold the offices of president and secretary.

         (b) Removal of Officers. Upon an affirmative vote of a majority of the voting members of the Board of Trustees, any officer may be removed, either with or without cause, and a successor appointed at any regular meeting of the Board of Trustees or at any special meeting of the Board called for such purpose.

         (c) Vacancies. A vacancy in any office, however occurring, may be filled by the Board of Trustees for the unexpired portion of the term.

         (d) President. The president shall be the chief executive officer of the Association. He or she shall have the general and active control of the affairs and business of the Association and general supervision of its officers, agents, and employees.

         (e) Vice Presidents. The vice presidents shall assist the president and shall perform such duties as may be assigned to them by the president or by the Board of Trustees. In the absence of the president, the vice president designated by the Board of Trustees or (if there shall be no such writing) designated in writing by the president shall have the powers and perform the duties of the president.

         (f) Secretary. The secretary shall: (i) keep the minutes of the proceedings of the Members and the Board of Trustees; (ii) see that all notices are duly given in accordance with the provisions of this Agreement and the Bylaws, the Articles of Incorporation, and as required by law; (iii) be custodian of the corporate records; keep at the Association's office a record containing the names and addresses of all Members, the designation of the Resort Property owned or leased by each Member, and, if such Resort Property is mortgaged and the mortgagee has given the Association notice thereof, the name and address of the mortgagee; (v) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the president or by the Board of Trustees.

         (g) Treasurer. The treasurer shall be the principal financial officer of the Association and shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the Association and shall deposit the same in accordance with the instructions of the Board of Trustees. The treasurer shall receive and give receipts and acquittances for moneys paid in on account of the Association, and shall pay out of the funds on hand all bills, payables, and other just debts of the Association of whatever nature. The treasurer shall perform all other duties incident to the office of the treasurer and upon request of the Board of Trustees, give the Association a bond in such sums and with such sureties as shall be satisfactory to the Board, conditioned upon the faithful performance of his or her duties and for the restoration to the Association of all books, papers, vouchers, money, and other property or whatever kind in the treasurer's possession or under his or her control belonging to the Association. The treasurer shall have such other powers and perform such other duties as may be from time to time prescribed by the Board of Trustees or the president.

         3.9 Assignment of Rights or Obligations to a Lessee. An owner of fee simple title to a Resort Property may assign to a lessee under a lease with a term of 25 years or less all (but not less than all) of such owner's rights and obligations under this Agreement as a Member in the Association, and may enter into an arrangement with such lessee under which the lessee shall agree to assume all of such Member's obligations hereunder as a Member of the Association. The Association shall recognize any such lease or assignment provided that, to be effective with respect to the Association, such lease or assignment shall be in writing, shall be in terms deemed satisfactorily specific by the Association, and a copy thereof shall be filed with and approved by the Association. Notwithstanding the foregoing, no Member shall be permitted to relieve himself or herself of the ultimate responsibility for fulfillment of all obligations hereunder of a Member arising during the period she or he is a Member.

          3.10    Limitation of Liability of Board of Trustees.

         (a) The members of the Board of Trustees, the officers, and any assistant officers, agents, and employees of the Association
                  (i) shall not be liable to the Members of the Association as a result of their activities as such for any mistake or judgment, negligence, or otherwise, except for their own willful misconduct or bad faith; (ii) shall have no personal liability in contract to a Member of the Association or any other person or entity under any agreement, instrument, or transaction entered into by them on behalf of the Association in their capacity as such; (iii) shall have no personal liability in tort to any Member of the Association or any person or entity, direct or imputed, by virtue of acts performed by them, except for their own willful or wanton misfeasance, gross negligence, or bad faith, nor for acts performed for them in their capacity as such; and (iv) shall have no personal liability arising out of the use, misuse, or condition of the Resort Village or the Facilities that might in any way be assessed against or imputed to them as a result for by virtue of their capacity as such.

         (b) If a member of the Board of Trustees is sued for liability for actions undertaken in his or her role as a member of the Board of Trustees, the Association shall indemnify such Trustee for such Trustee's losses or claims, and undertake all costs of defense, until and unless it is proven that such Trustee acted with willful or wanton misfeasance or with gross negligence. After such proof, the Association is no longer liable for the cost of defense, and may recover costs already expended from the Trustee who so acted. Members of the Board of Trustees are not personally liable to the victims of crimes occurring in the Resort Village. Punitive damages may not be recovered against the Association, but may be recovered from persons whose activity gave rise to the damages.

         3.11 Right to Dispose of Facilities. The Association shall have full power and authority to sell, lease, grant rights in, transfer, provide exclusive or limited access to, encumber, abandon, or dispose of any Facilities owned by the Association in the operation and management of the Village, other than any property on Participants' Parcels.

         3.12 Governmental Successor. Any of the Facilities and any Functions carried out by the Association may be turned over to a governmental entity that is willing to accept and assume the same under the terms and conditions of this Agreement.

                                   ARTICLE IV

                                   ASSESSMENTS

         4.1 Obligation to Pay Assessments. Each Member, in exchange for the easements and other benefits conferred by this Agreement, covenants and agrees to pay to the Association the Annual Member Assessments, Retail Assessments, Transient Occupancy Assessments, and Real Estate Transfer Assessments and charges, fines, penalties, or other amounts to be levied, fixed, established and collected as set forth in this Agreement and the Articles of Incorporation, Bylaws, and rules and regulations of the Association as from time to time in force and effect.

         4.2 Purpose of Assessments. The assessments levied and any charge, fine, penalty, or other amount collected by the Association shall be used exclusively to pay expenses that the Association may incur in performing any actions permitted or required under this Agreement or its Articles of Incorporation or Bylaws as from time to time in force and effect, including but not limited to operating expenses and the costs of acquiring, constructing, and purchasing Facilities and performing Functions. This Section 4.2 shall not prohibit the Association from establishing appropriate reserves to defray anticipated expenses and investing all excess cash in a prudent manner.

         4.3 Annual Member Assessments. The Association shall initially levy and collect from each member an Annual Member Assessment. The Annual Member Assessment shall be set at the initial rate of $.40 per square foot for the first three years of the Association's operation for all developed improvements to property that are substantially complete; thereafter, the Board of Trustees shall review the Annual Member Assessment rate and shall adjust it to the level necessary to maintain the Resort Village.

         (a) All Annual Member Assessments to be levied shall be levied monthly in advance or at such other time as the Association may decide and shall be payable within thirty (30) days after being levied, and each such assessment not paid within thirty
                  (30) days of the date (the "Levy Date"), which is the date of mailing of notice of the assessment, shall accrue interest until fully paid at 5% (five percent) per annum over the rate of interest announced from time to time by BankBoston, N.A., as its "prime rate" for commercial loans; such interest shall be payable on demand computed monthly, and if unpaid, compounded monthly, not in advance, at the rate so calculated as of thirty (30) days after the Levy Date, and all accruing interest shall become a part of the assessment due and owing to the Association. All other amounts owed to the Association shall bear interest at the same rate calculated and payable in the same manner.

         (b) The Annual Member Assessments shall be used solely for maintenance of the Resort Village, either for that budget year or as a sinking fund for future maintenance or replacement of worn facilities.

         4.4      Retail Assessments.

         (a) The Association shall levy upon and collect from each Commercial Resort Property Member in the Association an assessment which shall be known as a "Retail Assessment," with respect to (a) all sales of tangible personal property made by such Member or made, consummated, conducted, or transacted at, from, in connection with, or in any way arising out of or associated with such Member's Resort Property, and (b) all sales of services, including but not limited to equipment rental made, performed, or rendered by or on behalf of such Member within the Resort Village that are subject to Utah state sales tax pursuant to Utah Code Annotated 59-12-101 ("Utah Sales Tax"), excluding, however, any lodging rentals and any other exclusions from and conditions to the definition of Commercial Resort Property Member in Sections 1.6 and 1.7 above. The Retail Assessment rate shall be 2.5% (two and one-half percent), with the exception that for temporary tenants during the period through March 31, 2000, the Retail Assessment rate shall be 1% (one percent).The Retail Assessment shall be applied an amount in addition to, and shall be applied to the price or charge of, any transaction as described above. The Retail Assessment rate may be adjusted by the Board after three years as provided in Section 3.6(c) herein. Retail Assessments shall not apply to any gross receipts from sales in connection with (i) any event sponsored by the Association, or (ii) any event sponsored by an organization exempt from Utah Sales Tax, but only to the extent such gross receipts relate to purchases by the organization for official organization business that are therefore exempt from Utah Sales Tax.

         (b) The Retail Assessments due with respect to a Member's Resort Property shall be due and payable to the Association, without notice by the Association, each time and at such time as the Utah Sales Taxes associated with such Resort Property are required to be remitted or paid to the State of Utah. Each such Member shall also deliver to the Association, without notice from the Association, true and correct copies of all written reports, returns, statements, records, and declarations, including any supplements or amendments thereto (collectively, the "Sales Reports") made or provided to the State of Utah with respect to transactions occurring at, from, in connection with, or in any way arising out of such Member's Resort Property under the provisions of the Utah Sales Tax Act, at such time as such Sales Reports are required to be made to the State of Utah. If any subsequent adjustments, additions, or modifications are made to any Utah Sales Tax remitted or paid or Sales Report made with respect to transactions occurring at, from, in connection with, or in any way arising out or such Member's Resort Property to the State of Utah, such Member shall within 30 days thereafter so notify the Association and provide it with true and complete copies of all Sales Reports or other written material issued or received by such Member with respect thereto. If any adjustment increases the amount of Utah Sales Tax required to be remitted with respect to a Member's Resort Property or results in a refund of such tax, such Member shall accordingly pay an appropriate additional Retail Assessment or receive an appropriate refund from the Association of any excess Retail Assessment previously paid. Subject to the foregoing, the Association shall have the power and authority to determine all matters in connection with the Retail Assessment, including amounts thereof and how and whether the assessment shall be reflected on bills and sales slips rendered in any transaction; rules and regulations on record keeping; and auditing by the Association of such records.

         (c) Each Member shall be obligated to pay the Retail Assessment arising from sales or services transacted at, from, in connection with, or in any way arising out of or associated with such Member's Resort Property, even if such Member is not responsible for such sales or services and each Member shall comply with any determinations made by the Board of Trustees with respect to such Retail Assessments. Any portion of any Retail Assessment not paid by any Member when due and payable shall become a lien on and against all of the real property owned by such Member in the Resort Village pursuant to Section 4.12.

         (d) All Retail Assessments to be levied shall be levied at such time as the Utah Sales Tax associated with such Resort Property and shall be payable within thirty (30) days after being levied, and each such assessment not paid within thirty
                  (30) days of the date (the "Levy Date"), which is the date of mailing of notice of the assessment, shall accrue interest until fully paid at 5% (five percent) per annum over the rate of interest announced from time to time by BankBoston, N.A., as its "prime rate" for commercial loans; such interest shall be payable on demand computed monthly, and if unpaid, compounded monthly, not in advance, at the rate so calculated as of thirty (30) days after the Levy Date, and all accruing interest shall become a part of the assessment due and owing to the Association. All other amounts owed to the Association shall bear interest at the same rate calculated and payable in the same manner.

         (e) Funds collected from the Retail Assessments shall be used only for transportation expenses of the Resort Village and for marketing of the Resort Village, unless there are any funds collected in excess of the budgeted annual transportation and marketing expenses, in which case such surplus funds may be used first for maintenance of the Resort Village if there is a shortfall of maintenance funds, and second for capital projects of the Association, including reimbursement of American Skiing Company.

         4.5      Transient Occupancy Assessment.

         (a) The Association shall levy upon and collect from each Lodging Resort Property Member in the Resort Village an assessment, which shall be known as a "Transient Occupancy Assessment" or "TOA," with respect to all transient occupancy rentals made by or on behalf of such Member within the Resort Village that are subject to the Transient Room Tax Ordinance of Summit County as in effect on the date this Agreement is recorded. The TOA shall be set as an amount in addition to, and shall be a percentage or rate applied to the charge of any transaction as described above. The percentage or rate for the TOA shall be
                  2.5 % (two and one-half percent), and may be adjusted by the Board after three years as provided in Section 3.6(c).

         (b) The TOA due with respect to a Member's Resort Property shall be due and payable to the Association, without notice by the Association, each time and at such time as the Transient Room Tax associated with such Resort Property is required to be remitted or paid to Summit County. Each such Member shall also deliver to the Association, without notice from the Association, true and correct copies of all written reports, returns, statements, records, and declarations, including any supplements or amendments thereto (collectively, the "Lodging Reports") made or provided to Summit County in connection with any charges occurring at, from, in connection with, or in any way arising out of such Member's Resort Property in connection with any charges under the provisions of the Transient Room Tax Ordinance of Summit County, at such times as such Lodging Reports are required to be made to Summit County. If any subsequent adjustments, additions, or modifications are made to any Summit County Transient Occupancy Tax remitted or paid or Lodging Report made to Summit County with respect to transactions occurring at, from, in connection with, or in any way arising out of such Member's Resort Property, such Member shall within 30 days thereafter so notify the Association and provide it with true and complete copies of all Lodging Reports or other written material issued or received by such Member with respect thereto. If any adjustment increases the amount of Summit County Transient Occupancy Tax required to be remitted with respect to a Member's Resort Property or results in a refund of such tax, such Member shall accordingly pay an appropriate additional TOA or receive an appropriate refund from the Association of any excess TOA previously paid. Subject to the foregoing, the Association shall have the power and authority to determine all matters in connection with the TOA, including amounts thereof and how and whether the TOA shall be reflected on bills and sales slips rendered in any transaction; rules and regulations or record keeping; and auditing by the Association of such records.

         (c) Each Member shall be obligated to pay the TOA arising from lodging rentals transacted at, from, in connection with, or in any way arising out of or associated with such Member's Resort Property, even if such Member is not responsible for such lodging rentals, and each Member shall comply with any determinations made by the Board of Trustees with respect to such assessments. The TOA shall not apply to the right of the owner of a timeshare estate or the guest of such owner to occupy the unit in which the owner retains that interest. "Guest" of an owner includes, without limitation, a person occupying a unit pursuant to any form of exchange program. Any portion of any TOA not paid by any Member when due and payable shall become a lien on and against all of the real property owned by such Member in the Resort Village.

         (d) All Transient Occupancy Assessments to be levied shall be levied at such time as the Transient Room Tax of Summit County is levied by Summit County and shall be payable within thirty
                  (30) days after being levied, and each assessment not paid within thirty (30) days of the date (the "Levy Date"), which is the date of mailing of notice of the assessment, shall accrue interest until fully paid at 5% (five percent) per annum over the rate of interest announced from time to time by BankBoston, N.A., as its "prime rate" for commercial loans; such interest shall be payable on demand computed monthly, and if unpaid, compounded monthly, not in advance, at the rate so calculated as of thirty (30) days after the Levy Date, and all accruing interest shall become a part of the assessment due and owing to the Association. All other amounts owed to the Association shall bear interest at the same rate calculated and payable in the same manner.

         (e) Funds collected from the Transient Occupancy Assessments shall be used only for (i) transportation expenses as described in the Development Agreement, and (ii) marketing of the Resort Village, unless there are any funds collected in excess of the budgeted annual transportation and marketing expenses, in which case such surplus funds may be used first for maintenance of the Resort Village if there is a shortfall of maintenance funds, and second for capital projects of the Association, including reimbursement of ASCRP.

         4.6 Real Estate Transfer Assessments. Upon the occurrence of a Transfer, as defined below, the Transferee under such Transfer shall pay to the Association for the benefit of the Association a real estate transfer assessment (the "Real Estate Transfer Assessment") equal to the Fair Market Value, as defined below, of the Resort Property subject to transfer, multiplied by the Real Estate Transfer Assessment Rate shall be 2% (two percent) of the Fair Market Value of improved land, and 1% (one percent) of the Fair Market Value for unimproved land. The Real Estate Transfer Assessment may be adjusted by the Board as provided by Section 3.6(c) herein. Each Member shall be obligated to pay and shall pay to the Association the Real Estate Transfer Assessment levied with respect to such owner's site and each Member shall comply with any determinations made by the Board of Trustees with respect to such assessments. Proceeds of the Real Estate Transfer Assessments shall be segregated in a fund to be known as the "Sinking Fund," as described in subparagraph (d) below.

         (a)      Definitions.

         "Transfer" means, whether in one transaction or in a series of related transactions, any conveyance, assignment, lease, or other transfer of beneficial ownership of any Resort Property, including but not limited to (1) the conveyance of fee simple title to any Resort Property, (2) the transfer of any ownership interest in any timeshare or fractional ownership interest or vacation club interest; (3) the transfer of more than 50 percent of the outstanding shares of the voting stock of a corporation which, directly or indirectly, owns one or more Resort Property, and (4) the transfer of more than 50 percent of the interest in net profits or net losses of any partnership, joint venture, limited liability company, or other entity which, directly or indirectly, owns one or more Resort Property, but "Transfer" shall not mean or include the Transfers excluded under subparagraph (b) below.

         "Transferee" means all parties to whom any interest passes by a transfer, and each party included in the term "Transferee" shall have joint and several liability for all obligations of the Transferee under this section.

         "Fair Market Value" of a Resort Property subjected to Transfer means, in the case of a Transfer that is in all respects a bona fide sale, the consideration, as such term is defined below, given for the Transfer; provided, however, that the value of timeshare interests and timeshare estates and vacation club ownership interests, for purposes of determining Fair Market Value, shall be determined by valuing the real property interest associated with the timeshare interest or timeshare estate, exclusive of the value of any intangible property and rights associated with the acquisition, operation, ownership, and use of the timeshare interest or timeshare estate, including the fees and costs associated with the sale of the timeshare interests and timeshare estates that exceed those fees and costs normally incurred in the sale of other similar properties, the fees and costs associated with the operation, ownership, and use of timeshare interests and timeshare estates, vacation exchange rights, and benefits available to a timeshare unit owner. In case of a Transfer that is a lease or is otherwise not in all respects a bona fide sale, Fair Market Value of the Resort Property subjected to Transfer shall be determined by the Association. A transferee may make written objection to the Association's determination within 15 (fifteen) days after the Association has given notice of such determination, in which event the Association shall obtain an appraisal, at the Transferee's sole expense, from a MAI real estate appraiser of good reputation, who is qualified to perform appraisals in Utah, who is familiar with Summit County and Park City area real estate values, and who shall be selected by the Association. The appraisal so obtained shall be binding on both the Association and the transferee. Notwithstanding above provisions to the contrary, where a Transferee does not object within 15 days after the time required by this section for objecting, the Transferee shall be deemed to have waived all right of objection concerning Fair Market Value, and the Association's determination of such value shall be binding.

         "Consideration" means the total of money paid and the Fair Market Value of any property delivered, or contracted to be paid or delivered, in return for the Transfer of any Resort Property, and includes the amount of any note, contract indebtedness, or rental payment reserved in connection with such Transfer, whether or not secured by any lien, deed of trust, or other encumbrance, given to secure the transfer price, or any part thereof, or remaining unpaid on the property at the time of Transfer, whether or not assumed by the Transferee. The term "consideration' does not include the amount of any outstanding lien or encumbrance for taxes, special benefits or improvements, in favor of the United States, the State of Utah, or a municipal or quasi-municipal governmental corporation or district.

         (b) Exclusions. The Real Estate Transfer Assessment shall not apply to any of the following, except to the extent that they are used for the purpose of avoiding the Real Estate Transfer
                  Assessment:

                  (i) Any Transfer to the United States, or any agency or instrumentality thereof, the State of Utah, any county, city, municipality, district, or other political subdivision of the State of Utah.

                  (ii)     Any Transfer to the Association.

                  (iii) Any Transfer, whether outright or in trust, that is for the benefit of the transferor or the transferor's relatives (including the transferor's spouse), but only if there is no more than nominal consideration for the Transfer. For the purposes of this exclusion, the relatives of a transferor shall include all lineal descendants of any grandparent of the transferor, and the spouses of the descendants. Any person's stepchildren and adopted children shall be recognized as descendants of that person for all purposes of this exclusion.

                  (iv) Any Transfer arising solely from the termination of a joint tenancy or the partition of property held under common ownership or in connection with a divorce, except to the extent that additional consideration is paid in connection therewith.

                  (v) Any Transfer or change of interest by reason of death, whether provided for in a will, trust, or decree of distribution, or by reason of the dissolution or winding up of any business entity.

                  (vi) Any Transfer made solely for the purpose of confirming, correcting, modifying, or supplementing a transfer previously recorded, making minor boundary adjustments, removing clouds on titles, or granting easements, rights of way, or licenses.

                  (vii) Any Transfer pursuant to any decree or order of a court of record determining or vesting title, including a final order awarding title pursuant to a condemnation proceeding, but only where such decree or order would otherwise have the effect of causing the occurrence of a second assessable transfer in a series of transactions which includes only one effective transfer of the right to use or enjoyment of a Resort Property.

                  (viii) Any lease of any Resort Property (or assignment or transfer or any interest in any such lease) for a period of less than 25 years (including renewal options).

                  (ix) Any Transfer solely of minerals or interests in minerals.

                  (x) Any Transfer to secure a debt or other obligation or to release property that is security for a debt or other obligation, including transfers in connection with foreclosure or a deed of trust or mortgage or transfers in connection with a deed given in lieu of foreclosure.

                  (xi) The subsequent Transfer or Transfers of a Resort Property involved in a "tax free" or "tax deferred" trade under the Internal Revenue Code wherein the interim owner acquires property for the sole purpose of reselling that property within 30 days after the trade. In these cases, the first Transfer of title is subject to the Real Estate Transfer Assessment and subsequent Transfers will only be exempt as long as a Real Estate Transfer Assessment has been paid in connection with the first Transfer of such Resort Property in such exchange.

                  (xii) Any Transfer constituting a "tax free" or "tax deferred" exchange under Section 1031 of the Internal Revenue Code, so long as both properties involved in such exchange are located within the SPA; or any Transferor Transfers of Resort Lands in exchange for other Resort Lands, but without additional Consideration being exchanged by the transferor or transferee.

                  (xiii) The Transfer or Transfers of Resort Lands in exchange for other Resort Lands, but without additional Consideration being exchanged by the transferor or transferee, for the purpose of making boundary line adjustments, or to facilitate the location and development of Access Easements, Pedestrian Pathways, Utility Lines, or other easements, rights of way, or licenses.

                  (xiv) The Transfer of a Resort Property to an organization that is exempt from federal income taxation under
                           Section 501(c)(3) of the Internal Revenue Code, as amended, provided that the Association specifically approves such exemption in each particular case.

                  (xv) Any transfer made by a corporation or other entity, for consideration, (i) to any other corporation or entity that owns 100 percent of its equity securities (a "Holding Company") or (2) to a corporation or entity whose stock or other equity securities are owned, directly or indirectly, 100 percent by such Holding Company.

                  (xvi)    Any Transfer solely of water or water rights.

                  (xvii) Any Transfer from American Skiing Company, ASCRP, ASC Utah, or any or its or their subsidiaries or affiliates pursuant to a purchase contract or purchase and sale agreement for interests or units in the Grand Summit Resort Hotel at The Canyons and Sundial Lodge Pavilions B and C entered into prior to the Effective Date of this Amended Agreement, and any subsequent transfers of those properties.

                  (xviii) Any Transfer of two or more fractional interests, condominium units, or other Resort Property by a mortgagee or an affiliate thereof to an affiliate of such mortgagee or to a third party, where the intent of such transferee is not to make personal use of such fractional interest, condominium unit, or other Resort Property, but is rather to resell the same.

                  (xix) Any Transfer to an affiliated party, where "affiliated party" means any entity that controls, is controlled by, or is under common control with another person or entity, including control through voting interests, management agreements, or other arrangements resulting in effective control over the management of the affairs of such entity.

                  (xx) Any Transfer to American Skiing Company or its affiliates or subsidiaries from the Lessor pursuant to the terms and conditions of the Lease identified in Recital B hereto.

         (c) All Real Estate Assessments to be levied shall be levied at the time of a Transfer and shall be payable within thirty (30) days after being levied, and each assessment not paid within thirty (30) days of the date (the "Levy Date"), which is the date of mailing of notice of the assessment, shall accrue interest until fully paid at 5% (five percent) per annum over the rate of interest announced from time to time by BankBoston, N.A., as its "prime rate" for commercial loans; such interest shall be payable on demand computed monthly, and if unpaid, compounded monthly, not in advance, at the rate so calculated as of thirty (30) days after the Levy Date, and all accruing interest shall become a part of the assessment due and owing to the Association. All other amounts owed to the Association shall bear interest at the same rate calculated and payable in the same manner.

         (d) There shall be a fund known as a "Sinking Fund" into which all proceeds from the Real Estate Transfer Assessments shall be deposited. The Association shall use the Sinking Fund only for capital projects and reimbursement of ASCRP as provided in
                  Section 4.9 below. The priorities of the Sinking Fund shall be in the following order: (i) the golf course required under the Development Agreement and all other amenities required by the Development Agreement to be provided by the Association on a timely basis; (ii) reimbursement of ASCRP in accordance with
                  Section 4.9 below; provided, however, that if third party financing for the golf course is obtained, then reimbursement of ASCRP shall replace the golf course as the first priority of the sinking Fund so long as such payments do not cause a default in the Development Agreement; and (iii) all other capital projects required by the Development Agreement. "Capital projects" include without limitation any of the following: to acquire, own, lease, operate, build, manage, maintain, rent, sell, develop, encumber, hold, and otherwise deal in and with any Facilities including but not limited to the golf course required by the Development Agreement; buildings and other structures; employee housing; daycare facilities; teen centers; roads, walkways, streets, and pedestrian paths; parks, playgrounds, open spaces, gardens, fountains, common areas and public areas; an amphitheater, a forum (other than the main forum, which shall be built by ASCRP), or other public entertainment or gathering areas; a jumbotron or video walls; utility lines and systems; outdoor lighting systems; waterways; landscaping, including without limitation plants, trees, shrubs, and grass; a medical clinic; cross country ski facilities; pedestrian, hiking, equestrian, and biking trails; equestrian facilities; ice rinks; swimming pools, saunas, steam baths, and spas; tennis courts and other game courts, game areas, and recreational amenities; and such uses as may be appropriate for use in connection with the operation and maintenance of a world class resort village, in the reasonable discretion of the Association; and all costs imposed by, associated with, or incurred as a result of the Development Agreement or other federal, state, or local governmental laws, rules, or regulations, including without limitation costs of benchmarking, studies, consultants fees and costs, and performance costs; provided, however, that

                  1. the Association will be responsible for funding a minimum of 50% of the costs of construction and operation of the people mover planned pursuant to the Development Agreement; and

                  2. the Association will be responsible for funding a minimum of 25% of the costs of construction and operation of the parking structure planned pursuant to the Development Agreement.

         4.7 Obligations of The Mountain Member. The Mountain Member shall satisfy its obligation to pay an annual assessment by annually committing to spend a certain amount of money on maintenance of, marketing of, and transportation for the Resort Village. This obligation shall be known as the Mountain Member Annual Obligation. During the Association's first fiscal year, the Mountain Member shall expend a minimum of $250,000 as the Mountain Member Annual Obligation. For each fiscal year thereafter, the Mountain Member's Annual Obligation shall be a base of $250,000 until paid annual skier visits reach 250,000; thereafter, the Mountain Member's Annual Obligation shall be increased in proportion to the increase in the number of paid annual skier visits from 250,000. In the event that the Mountain Member expends more than the obligated amount in any particular fiscal year on maintenance and transportation, the Mountain Member shall receive a credit toward the next year's or subsequent years' Mountain Member Annual Obligations in such excess amount.

         4.8 Books. The Association or its designee shall keep and maintain separate accounts of all income and expenditures relating to each Function within the Resort Village and in doing so shall allocate its or its designee's administrative costs to such Functions on a reasonable basis. The Function Cost shall be allocated to the appropriate Cost Center.

         4.9      Reimbursement of ASCRP.

         (a) A priority of the Association will be to reimburse ASCRP for the development costs it has incurred on behalf of the Resort Village. The amount to be reimbursed ASCRP is set at a fixed amount of $4,000,000 plus interest. To meet this obligation, the Association will execute a promissory note to ASCRP for the debt within 30 days of the execution of this Agreement, with fixed interest at 10% and an initial amortization period of twenty (20) years. Any excess funds in the Association at each year end that are not required to fund any Association obligations shall be paid to ASCRP toward the Reimbursement Amount. In addition, the Association will immediately undertake commercially reasonable efforts to replace this promissory note by obtaining third party financing to repay ASCRP in full, with debt service amortized over as long a period as possible in order to minimize the annual burden on the Association, and if the Association is unable to immediately obtain third party financing, it shall continue to make commercially reasonable efforts to obtain such financing. In the event the Association repays the Reimbursement Amount within three years of the date of this Agreement, interest charges on the promissory note executed by the Association to ASCRP will be reduced by 50%.

         (b) The parties to this Agreement recognize and agree that ASCRP, ASC Utah, or their affiliates or subsidiaries have the right to establish fees and charges for utilization of all utility infrastructure owned by such parties, including without limitation sewer, water, electricity, gas, and cable, on a user pay basis.

         4.10 Budget. The Association shall, not later than thirty (30) days following the completion of each fiscal year of the Association, cause to be prepared and shall approve a Budget for the next fiscal year (including a reasonable allowance for contingencies) (the "Budget"). The Budget shall set forth the anticipated Function Costs for each Function of the Association, including adequate reserves.

         4.11 Billing. All Assessments levied hereunder shall be mailed or hand delivered to each Member at such Member's address as set forth in this Agreement. For purposes of billing, each assessment of a Lodging Resort Property or a Residential Resort Property that is a condominium shall be sent to the condominium association of which such Lodging Resort Property Member or Residential Resort Property Member is a member and the condominium association shall be responsible for paying the assessments in full, notwithstanding any failure of the individual unit or fractional share owners to pay their pro rata portion of the assessment.

         4.12 Lien Rights. All Assessments, including Annual Member Assessments, Retail Assessments, Transient Occupancy Assessments, and Real Estate Transfer Assessments, due and unpaid shall constitute and each Member hereby grants to the Association, with power of sale, a lien and security interest on the Resort Property to which such Assessments are attributable, to the extent of such unpaid Assessments, together with all interest, collection, and enforcement charges thereon, including attorney's fees and costs. The Association is authorized to give the Summit County, Utah Recorder's office written notice of the Assessments and the liens arising under this Agreement. The lien may be foreclosed by Association, in the same manner as a mortgage or deed of trust, in accordance with Utah law.

         The Association may bid for a Resort Property at a foreclosure sale and acquire, hold, lease, mortgage, and convey such Resort Property. While a Resort Property is owned by the Association following foreclosure, (a) no right to vote shall be exercised on behalf of such Resort Property; (b) no Annual Member Assessment shall be levied on it; and (c) each other Resort Property shall be charged, in addition to its usual Annual Member Assessment, its pro rata share of the Annual Member Assessment that would have been charged such Resort Property had it not been acquires by the Association. The Association may sue for unpaid assessments and other charges authorized hereunder without foreclosing or waiving the lien securing the same. After acquisition at foreclosure, the Association shall make all reasonable efforts to re-sell the property at the best competitive price available.

         4.13 Joint and Several Liability of Members. A Member shall be jointly and severally liable for the payment of any Assessments, fee, charge, or other amount and all interest thereon due and owing to the Association, including any assessment, fee, charge or other amount arising by, through or under any tenant of the whole or part of such Member's Resort Property.

         4.14 Remaining Member. Any Member in the Association against whom any Assessments are levied in respect of any Cost Center shall be a "Member" of that particular Cost Center and shall remain a Member thereof for as long as such an assessment is leviable against such Member.

         4.15 Right to Stop Performing Functions. In addition to any recourses the Association may have in such circumstances, the Association has the right to stop performing any Function (including without limitation the Central Reservation and Information Function) and to deny access to or use of any of the easements granted in this Agreement to a Member who is in arrears in paying such Member's Assessments or any other amounts owing by such Member to the Association.

         4.16 Exempt Use. No assessable Square Footage or assessment liability shall be deemed to exist for any Resort Property that is used for an exempt use or by an exempt user. An exempt user also means the Association or the Government. An exempt use means the actual supplying of electricity, gas, water, sewer, telephone, television, or other utility service within the Resort Village.

         4.17 Pro-ration. Assessments levied against any Resort Property shall be pro-rated for the number of days any Improvement exists on or within a Resort Property in relation to the number of days within the Association's fiscal year. The pro-ration shall be calculated as follows:

                    The number of days the Improvement exists
                   within the current fiscal year of ASC Utah
                                       365

         An Improvement shall be deemed to exist from the date of Substantial Completion.

         4.18 Determination by the Association. The Association, in its sole discretion, shall determine if and when an Improvement is substantially complete with respect to any Resort Property, the Square Footage of such Improvement, and how such Improvement is defined within the types of Resort Property as provided by this Agreement. For purposes of the classification of Square Footage and Resort Property, the Association shall rely on evidence available from rental management companies, other sources, and a declaration by the owner of the Resort Property as to the use of that Resort Property. Such declaration shall be made yearly to the Association by the owner of the particular Resort Property attesting to the use of the Resort Property including its commercial, lodging, or residential usage.

         4.19 No Waiver of Assessments. The Association shall not have the power to waive any Assessments pursuant to this Agreement.

                                    ARTICLE V

                                  DESIGN REVIEW

         5.1 Purpose. In order to preserve the natural beauty of the Resort Village and its setting, to create a unique architectural character and quality for the Resort Village, to maintain the Resort Village as a pleasant and desirable environment, to establish and preserve a harmonious design for the community, and to protect and promote the value of property, exterior design, landscaping, and use of all new development, and additions, changes, or alterations to existing use, landscaping, and exterior design and development in the Canyons Resort Village shall be subject to design review.

         5.2 Objectives. Design review shall be directed toward attaining the following objectives for the Resort Village:

         (a). Preventing excessive or unsightly grading, indiscriminate earth moving or clearing of property, or removal of trees and vegetation that could cause a disruption of natural watercourses or scar natural landforms.

         (b) Ensuring that the location and configuration of all buildings and structures are in harmony with the natural landscape, blending into the vegetation (grasses, trees, and shrubs) and landforms of the immediate surroundings in which they are placed.

         (c) Ensuring that the buildings and structures are low profile and small scale, with an appearance that is rustic and with integrated colors and materials specifically existing in nature at these locations and ensuring that buildings and structures are viewed as art placed in nature, as opposed to standard urban or resort forms found elsewhere in the Snyderville basin.

         (d) Ensuring that the architectural design of structures and their materials and colors are visually harmonious with The Canyons SPA's overall appearance, history, and cultural heritage, with surrounding development, with natural landforms and native vegetation, and with development plans, zoning requirements and other restrictions officially approved by the Association, Summit County, or any government or public authority, if any, for the areas in which the structures are proposed to be located.

         (e) Ensuring that plans for the landscaping of open spaces provide visually pleasing settings for structures on such sites and on adjoining and nearby sites and blend harmoniously with the natural landscape.

         (f) Ensuring that any development, structure, building, or landscaping complies with the provisions of this Agreement, including but not limited to those provisions set forth in
                  Article VI.

         5.3 Design Review Committee. As soon as possible after its incorporation, the Association shall establish a Design Review Committee (the "Committee"), which shall consist of five (5) members all of whom shall be appointed by the Board of Trustees by a vote of five of seven of the Trustees. The members of the Design Review Committee shall serve without compensation. Until such time as the Board establishes the Committee, the current interim Design Review Committee shall continue in effect. The Committee shall follow the Architectural Guidelines established by the Development Agreement. The Committee is authorized to retain the services of one (1) or more consulting architects, landscape architects or urban designers, who need not be licensed to practice in the State of Utah, to advise and assist the Committee in performing the design review functions prescribed in this Article V and in carrying out the provisions of Article VI. Such consultants may be retained to advise the Committee on a single project, on a number of projects, or on a continuing basis.

         5.4 Vacancies. A vacancy on the Committee, however occurring (other than the routine expiration of a term) may be filled by the Board of Trustees for the remainder of such Committee Member's term.

         5.5      Design Review Committee Approval and Control.

         (a) No Member or lessee, assignee, guest or invitee of a Member shall perform site preparation; landscaping; building construction; sign erection; exterior change, modification, alteration, or enlargement of any existing structure; paving; fencing; planting; or other improvements to any Resort Property or other property or building or structure thereon; or change the use of any Resort Property or other property or building or structure thereon unless and until the Committee has approved the plans and specifications for such project and the construction procedures to be used to insure compliance with Article VI; provided, however, that Committee review and approval shall not be required for projects that are under construction as of the Effective Date of this Amended Agreement, nor shall Committee review and approval be required for the erection of signs on Resort Property owned or leased under a lease, with a term greater than 25 years, by ASC Utah, ASCRP, or any affiliate, parent, or subsidiary of either of them. Alterations or remodeling that are completely within a building or structure and that do not change the exterior appearance and are not visible from the outside of the structure, or the reconstruction of existing structures or improvements following a casualty, provided such reconstruction is according to the same plans as the damaged or destroyed structure, may be undertaken without Committee approval, provided such alterations or remodeling do not change the use of, or the number of, dwelling units (as such term is defined in The Canyons SPA Development Agreement) or the amount of commercial space in the building or structure.

         (b) All actions taken by the Committee shall be in accordance with rules and regulations established by the Committee, which shall be published as set forth in Section 5.6 and shall be in accordance with the purposes and intent of The Canyons SPA. Such rules and regulations may be amended from time to time by action of the Committee that is consistent with and fulfills the purpose of this Agreement. The approval or consent of the Committee on matters properly coming before it (with payment of the Design Review Fee) shall not be unreasonably withheld, actions taken shall not be arbitrary or capricious, and decisions shall be conclusive and binding on all interested parties, subject only to the right of appeal and review by the Association as set forth below; and such approval or consent shall not prohibit enforcement of the provisions of this Agreement under Section 7.6. The Committee or its designated representative shall monitor any approved project to the extent required to insure that the construction or work on such project complies with any and all approved plans and construction procedures. The Committee or its designated representative may enter upon any Resort Property at any reasonable times to inspect the progress, work status, or completion of any project. In addition to the remedies described in Section 7.6, the Committee may withdraw approval of any project thereby stopping all activity at such project if deviations from the approved plan or approved construction practices are not corrected or reconciled within 24 hours after written notification to the Member specifying such deviations.

         (c) Any material to be submitted or notice to be given to the Committee shall be submitted at the offices of the Association at The Canyons.

         (d) All actions requiring approval of the Committee shall be deemed approved if such approval is obtained in writing from the Committee.

         (e) If the Committee fails to respond to a request for its consent within thirty days after its receipt of such request, the Committee shall be deemed to have granted its consent to the actions described in such request, unless for cause the Committee notifies the applicant that an additional thirty
                  (30) days is required for review.

         (f) In addition to the remedies described in Section 5.9 below, the Committee may withdraw approval of any project and require all activity at such project to be stopped if deviations from the approved plan or approved construction practices are not corrected or reconciled within twenty-four hours after written notification to the Member specifying such deviations.

         (g)      The Summit County Community  Development Director may override
                  the  decision  of  the  Committee   after  the  applicant  has
                  exhausted the review process set forth herein.

         5.6 Design Standards and Construction Procedures. The Committee shall promulgate and publish rules and regulations that shall state the general design theme of all projects in the Resort Village, specific design requirements, and the general construction procedures that will or will not be allowed in the Resort Village (such rules and regulations shall be referred to hereinafter as the "Design Regulations"). The Committee shall also promulgate and publish rules and regulations that shall set forth the procedures to be followed in order to obtain review of proposed construction by the Committee. The Committee shall make such publications or materials available to Members in the SPA.

         5.7 Exterior Maintenance. Pursuant to Section 6.4, after 30 days notice to a Member of the failure of such Member to maintain his or her property or the improvements thereon as required under this Agreement the Committee may request that the Association provide exterior maintenance and repair upon any Resort Property.

         5.8 Review Fee. The Committee may set a review fee schedule sufficient to cover all or part of the cost of Committee time, consultant's fees, and incidental expenses. Applicants for design review may be required to deposit with the Committee a fee that the Committee deems sufficient to cover the costs of design review from which the actual costs shall be deducted when determined and the balance returned to the applicant following completion of the design review procedure.

         5.9 Enforcement of Restrictions. If a Member violates any term or condition set forth in this Article 5 or in Article VI hereof, or the Design Regulations, the Association shall have the following remedies, any of which the Association my delegate to the Committee:

         (a) The Association may, by written notice to the Member, revoke any approval previously granted to the Member by the Committee, in which event the Member shall, upon receipt of such notice, immediately cease any construction, alteration, or landscaping covered by the approval so revoked.

         (b) The Association may, but is not obligated to, enter upon the Member's Resort Property and cure such violation at the Member's sole cost and expense. If the Association cures any such violation, the Member shall pay to the Association the amount of all costs and expenses incurred by the Association in connection therewith within thirty days after the Member receives an assessment therefor from the Association.

         (c) The Association may sue such Member to enjoin such violation.

         (d) The Association shall have all other rights and remedies available to it under this Agreement, at law, or in equity. All rights and remedies of the Association shall be cumulative and the exercise of one right or remedy shall not preclude the exercise of any other right or remedy.

         5.10 Reconsideration, Review, and Appeal. Within seven days following action of the Committee, its decision to approve or disapprove the project design shall be transmitted to the applicant and to the Association, and posted in a conspicuous manner at the offices of the Association at The Canyons. The Association may confirm, modify, or reverse the decision of the committee within 20 days following the decision. The decision shall become final if no action is taken by the Association and no written request for reconsideration is made to the Committee by the aggrieved party within 20 days following the decision of the Committee. If no action is taken by the Association and a request for reconsideration is timely made, the Committee shall reconsider the matter at its next regularly scheduled meeting. The decision rendered upon such reconsideration shall be transmitted to the aggrieved party and the Association as set forth above, and shall become final if no written appeal to the Association is made to such decision within seven days following the date of notice of such decision. Not more than 30 days following the filing of an appeal by the aggrieved party, the Association shall review the action of the Committee and shall, in writing, confirm, modify, or reverse the decision of the Committee. If the Association deems insufficient information is available to provide the basis for a sound decision, the Association may postpone final action for not more than 30 additional days. Failure of the Association to act within 60 days from the date of the filing of the appeal shall be deemed approval by the Association of the design of the project unless the applicant consents to a time extension. Any decision by the Association that results in disapproval of the project design shall specifically describe the purpose, development plan, covenant, or Design Regulations with which the project does not comply and the manner of noncompliance.

         5.11 Lapse of Design Review Approval. Approval of the design of a project shall lapse and become void one year following the date of final approval of the project by the Committee, unless prior to the expiration of one year, a building permit is issued and construction is commenced and diligently pursued toward completion.

         5.12 Assignment of Function. Any function to be performed by the Committee pursuant to Article V or Article VI may be assigned to the Association in whole or in part at any time or from time to time at the sole discretion of the Association.

         5.13 Liability. Neither ASCRP, ASC Utah, the Committee, or the Association, nor any of their respective officers, trustees, employees, or agents shall be responsible or liable for any defects in any plans or specifications submitted, revised, or approved under this Article V nor for any defects in construction pursuant to such plans and specifications. Approval of plans and specifications under this Article V shall not be deemed in lieu of compliance by Members or lessees with applicable governmental laws or regulations.

                                   ARTICLE VI

                  RESTRICTIONS APPLICABLE TO RESORT PROPERTIES

         6.1 Property. "Property" as used in this Article VI shall mean any and all real property that is now or may hereafter be included within The Canyons SPA, including public or private streets, roads, and any public or private easements or rights of ways and including any and all improvements on any of the foregoing. For the purpose of recording this Agreement, the Property shall be that Property described in Exhibit F.

         6.2 Land Use Restrictions. In addition to the restrictions found in this Article VI, all or any portion of the Property to be sold or leased within The Canyons SPA shall be further restricted in its use, density, or design according to the Development Agreement for The Canyons SPA, as such agreement may be amended from time to time, and as recorded with the Office of the Recorder for Summit County, Utah.

         6.3 Occupancy Limitations. No portion of any Property shall be used as a residence or for living or sleeping purposes other than a room designed for living or sleeping in a completed structure for which a certificate of occupancy has been issued. No room in any structure shall be used for living or sleeping purposes by more persons than it was designed to accommodate comfortably. Except as expressly permitted in writing by the Design Review Committee, no trailers or temporary structures shall be permitted on any Property.

         6.4 Maintenance of Property. All Property, including all improvements on any Property, shall be kept and maintained by the owner thereof in a clean, safe, attractive, and sightly condition and in good repair. If a Member fails to maintain his or her property or improvements on such property or fails to perform any act of maintenance or repair required under this Agreement after thirty (30) days notice of such failure, to the Member, the Design Review Committee may request that the Association provide exterior maintenance and repair on any such property. In the event that the Association provides maintenance services under this Paragraph the relevant Member shall be assessed for the cost of such maintenance services.

         6.5 No Noxious or Offensive Activity. No noxious or offensive activity shall be carried out upon any Property that is or may become a nuisance or cause any significant disturbance or annoyance to others.

         6.6 No Hazardous Activities. No activities shall be conducted on any Property and no improvements constructed on any Property that are or might be unsafe or hazardous to any person or Property. Without limiting the generality of the foregoing, no firearms shall be discharged upon any Property, and no open fires shall be lighted or permitted on any Property except in a contained barbecue unit while attended and in use for cooking purposes or within a safe and well-designed interior fireplace; except, however, for campfires or bonfires on Property designated for such use by ASC Utah or the Association, and controlled and attended fires authorized in writing by ASC Utah or the Association and required for clearing or maintenance of land.

         6.7 No Unsightliness. No unsightliness shall be permitted on any Property. Without limiting the generality of the foregoing, (a) all unsightly structures, facilities, equipment, objects, and conditions shall be enclosed within an approved structure; (b) trailers, mobile homes, trucks (including pickup trucks), boats, tractors, all vehicles (including automobiles), campers not on a truck, snow removal equipment, and garden or maintenance equipment shall be kept in an enclosed structure at all times, except when in actual use;

provided, however, that such equipment may be parked on parking lots or other areas specifically designated by the Association or the Design Review Committee for such equipment; (c) refuse, garbage, and trash shall be kept within an enclosed structure; (d) service areas and facilities for hanging, drying, or airing clothing or fabrics shall be kept within an enclosed structure; (e) pipes for water, gas, sewer, drainage, or other purposes; wires, poles, antennas and other facilities for the transmission or reception of audio or visual signals, or electricity, utility meters, or other utility facilities; gas, oil, water, or other tanks; and sewage disposal systems or devices shall be kept and maintained within an enclosed structure or below the surface of the ground; and (f) no lumber, grass, shrub, or tree clippings or plant waste, compost, metals, bulk materials, or scrap or refuse or trash or unused items of any kind shall be kept, stored, or allowed to accumulate on any Property. All enclosed structures shall comply with the rules and regulations of the Design Review Committee as in effect from time to time. The Design Review Committee shall have the power to grant a variance from the provisions of this Section 6.7 from time to time as it deems necessary or desirable.

         6.8 No Annoying Lights, Sounds, or Odors. No light that is unreasonably bright or causes unreasonable glare shall be emitted from any Property; no sound that is unreasonably loud or annoying shall be emitted from any Property; and no odor that is noxious or offensive to others shall be emitted from any Property.

         6.9 Restrictions on Animals. No animals other than sheep, horses, cats, dogs, or other household pets that do not unreasonably bother or constitute a nuisance to others shall be kept on any Property, subject to such additional reasonable restrictions pertaining to the keeping of animals on any Property as may be established by the Association.

         6.10 Restriction on Signs. No signs or advertising devices of any nature shall be erected or maintained on any Property except signs approved by the Design Review Committee, signs required by law or legal proceedings, identification signs for work under construction, temporary signs to caution or warn of danger or signs of the Association or the ASC Utah necessary or desirable to give directions or advise of rules or regulations.

         6.11 Restriction on Parking. Parking of vehicles on any Property within the Resort Village is permitted with respect to a Property only within parking spaces constructed with the prior approval of the Design Review Committee or within spaces under construction as of the Effective Date of this Amended Agreement, and such parking shall be used only by the owner or Member or the lessee or guests of such owner or Member for the parking of personal vehicles. ASC Utah and the Association shall have the right to park any type of vehicle owned or used by ASC Utah or the Association upon Property within the Resort Village within parking areas or structures designated for such purpose. Notwithstanding the above, ASC Utah or the Association may designate areas for off-street parking on Property for the temporary parking of maintenance and delivery vehicles, for the sole purpose of assisting in a maintenance operation or to provide for the loading or unloading of such vehicles, or to accommodate special circumstances.

         6.12 Landscape Restriction. No trees of such dimensions as determined by the Design Review Committee may be removed from any Property without the prior written approval of the Design Review Committee. Vegetation on all

Property shall be maintained to minimize erosion and encourage growth of ground cover and all tree and shrub planting must be consistent with the landscaping plan approved by the Design Review Committee.

         6.13 No Mining and Drilling. No Property shall be used for the purpose of mining, quarrying, drilling, boring, or exploring for or removing oil, gas, or other hydrocarbons, minerals, rocks, stones, gravel, or earth.

         6.14 No Cesspools or Septic Tanks. No cesspools or septic tanks shall be permitted on any Property without the prior written approval of the Design Review Committee, which shall not be unreasonably withheld.

         6.15 No Fences. No fences, walls, or other barriers shall be permitted for the purpose of enclosing or demarcating any Property boundaries without the prior written approval of the Design Review Committee.

         6.16  Construction.   The  following   provision  shall  apply  to  any
construction, renovation, maintenance or other work authorized by the terms of this Agreement and performed by one party upon the property of another:

         (a) Once commenced, the work shall be diligently prosecuted to completion.

         (b) All work shall be performed in a good and workmanlike manner, shall minimize any inconvenience to the operations conducted by the owner of the burdened property, and shall comply with all applicable laws, ordinances regulations.

         (c) If, as a result of any work, any part of the impacted property is altered or disturbed (other than any area to be permanently altered as result of such work) the disturbed area shall be promptly restored to as near its original condition as possible.

         (d) All work shall be started only after reasonable advance notice to the landowner, or the Association as the case may be, shall be performed at reasonable times and shall be done in a manner so as to minimize disruption to the use and operation of the impacted property, including the performance of work off season or off hours, if appropriate. For any work in excess of $100,000, such work shall be started only after written notice to all affected parties, including without limitation ASC Utah, the Association, and adjacent property owners or adjacent tenants. This subsection shall not apply to any projects under construction as of the Effective Date of this Agreement.

         (e) The landowner performing the work shall indemnify, defend, and hold harmless the landowner on whose property work is being performed from any loss or damage to persons or property, and from any expenses associated with any claims arising from any such loss or damage which related to the performance of the work.

         6.17 Construction Period Exception. During the course of actual construction of any permitted structures or improvements on any Property, the Design Review Committee may, by written instrument, waive certain provisions contained in this Article 6 to the extent necessary to permit such construction, provided that, during the course of such construction, nothing is done that will result in a violation of any of such provisions upon completion of construction.

         6.18 Compliance With Law. No Property shall be used, occupied, altered, charged, improved, or repaired except in compliance with all present and future laws, rules, requirements, orders, directions, ordinances, and regulations of the United States of America, the State of Utah, Summit County, and all other municipal, governmental, or lawful authority, affecting the Property or the improvements thereon or any part thereof.

         6.19 Condominium Ownership. Prior to the recording in the Office of the Recorder for Summit County, Utah, of an instrument submitting any portion of the Resort Lands to condominium ownership, the Member with respect to such Property shall submit to the Association for its review and approval copies of the proposed condominium declaration, record of survey map, articles of incorporation and bylaws of the condominium association. The Association shall approve or disapprove of such documents within 30 days of the submittal to the Association. The Association's approval or disapproval shall be by written notice to such Member. In the event the Association disapproves of such documents, the Association shall set forth in the written notice the specific reason or reasons for such disapproval. If notice or approval or disapproval is not given by the Association on or before such 30-day period, such documents shall be deemed to be approved. The approval of the Association under this
Section 6.19 shall not be unreasonably withheld. This Section 6.19 shall not apply to any projects under construction as of the Effective Date of this Agreement.


                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1   Amendment of Agreement.

         (a) Additional Members. The parties to this Agreement understand and agree that this Agreement contemplates the addition of Members and Resort Property to the Association as the development of the Resort Village continues and grows. Accordingly, by entering into this Agreement, the parties hereto consent to the repeated amendment of this Agreement, which needs only to be executed by ASC Utah, ASCRP, the Association, and such additional Member or Members, for the purpose of adding Members, Resort Property and Property to this Agreement, under the same terms and conditions as this Agreement, such terms and conditions to differ only with respect to: (i) an amended Plan to reflect the addition of such Member; and (ii) any additions to Article II (Grant of Easements) specific to such Member as necessary or desirable for ASC Utah to grant such Member easements and for such Member to grant easements to ASC Utah and all other parties hereto for access, pedestrian pathways, utilities, ski trails, lifts, and snowmaking equipment, golf, and signage, and provided that the Association shall provide to all parties hereto copies of all such amendments.

         (b) Amendment to the Plan. The parties to this Agreement understand and agree that this Agreement contemplates that repeated amendments will be made to the Plan as the development of the Resort Village continues and grows. Accordingly, by entering into this Agreement, the parties hereto consent to the repeated amendments of the Plan for the purpose of expanding and amending the easements and other rights arising under Article II (Grant of Easements), which amendments to the Plan need only to be executed by ASC Utah, ASCRP, the Association and such additional parties whose property is either benefited or burdened by the expanded or amended easements and other rights.

         (c) Other Amendments. Other than for the purposes set forth in subparagraph (a) above, this Agreement may not be amended or modified in any way except by an instrument in writing executed by all parties hereto.

         7.2 Recording. This Agreement shall be recorded in the Office of the Recorder for Summit County. Each party to this Agreement acknowledges and agrees that the easements granted and obligations created by this Agreement, including without limitation the obligation to pay assessments, including, but not limited to, the Annual Assessment, Retail Assessments, Transient Occupancy Assessment and Real Estate Transfer Assessment, are perpetual, touch and concern the land, shall run with the land, and are and shall be binding upon and inure to the benefit of the parties, their successors and assigns as to their interests in the Resort Lands. Every Person who acquires an interest in the Resort Lands after the recording in the Office of the Recorder for Summit County of this Agreement shall become subject to be bound by the terms and conditions of this Agreement.

         7.3 Warranties. Each party warrants to the others that it has good and marketable title to the easements and rights conveyed hereby, that the execution and delivery of this Agreement will not violate or cause a breach of any agreement by which such party is bound or which affects the easements and rights, and that each party will warrant and defend the title hereby conveyed to other by and through all persons.

         7.4 Breach. In the event of breach or threatened breach of this Agreement, any party hereto shall be entitled to institute proceedings (at law or in equity) for full and adequate relief, and/or compensation from the consequences of said breach or threatened breach. Such remedies shall include without limitation the right to specific performance and injunctive relief.

         7.5 Effect of Provisions of Agreement. Each provision of this Agreement, and any agreement, promise, covenant and undertaking to comply with each provision of this Agreement, and any necessary exception or reservation or grant of title, estate, right, or interest to effectuate any provision of this
Agreement: (a) shall be deemed incorporated in each deed or other instrument by which any right, title, or interest in any real property within The Canyons SPA is granted, devised, or conveyed, whether or not set forth or referred to in such deed or other instrument; (b) shall, by virtue of acceptance of any right, title, or interest in any real property within The Canyons SPA by a Member, be deemed accepted, ratified, adopted, and declared as a personal covenant of such Member, and as a personal covenant shall be binding on such Member and such Member's heirs, personal representatives, successors, and assigns, and as a personal covenant of a Member, shall be deemed a personal covenant to, with, and for the benefit of ASC Utah but not to, with or for the benefit of any other Member; (c) shall be deemed a real covenant by ASC Utah for itself, its successors and assigns, and also an equitable servitude, running in each case as a burden with and upon the title to each parcel of real property within The Canyons SPA, and as a real covenant and also as an equitable servitude, shall be deemed a covenant and servitude for the benefit of any real property now or hereafter owned by ASCRP or ASC Utah within The Canyons SPA and for the benefit of any and all other real property within The Canyons SPA; and (d) shall be deemed a covenant, obligation, and restriction secured by a lien binding, burdening, and encumbering the title to each parcel of real property within The Canyons SPA, which lien with respect to any Property shall be deemed a lien in favor of the Association.

         7.6 Enforcement and Remedies. Each provision of this Agreement shall be enforceable by the Association, or by any Member who has made written demand of the Association to enforce such provision and 30 days have lapsed without appropriate action having been taken by the Association by a proceeding for an injunction. Each provision of this Agreement with respect to a Member or Resort Property of a Member shall be enforceable by the Association by a proceeding for an injunction or by a suit or action to recover damages, or in the discretion of the Association, for so long as any Member fails to comply with any such provisions, by exclusion of such Member and such Member's lessees, guests or invitees from use of any Facility and from enjoyment of any Function. If court proceedings are instituted in connection with the rights of enforcement and remedies provided in this Agreement, the prevailing party shall be entitled to recover its costs and expenses in connection therewith, including reasonable attorneys' fees.

         7.7   Mortgagee Protection.

         (a) The Association shall maintain a roster of Members, which roster shall include the mailing addresses of all Members. The Association will also maintain a roster containing the name and address of each First Mortgagee of a Resort Property if the Association is provided notice of such First Mortgage by way of a certified copy of the recorded instrument evidencing the First Mortgage and containing the name and address of the first mortgagee and a statement that the Mortgage is a First Mortgage. The First Mortgagee shall be stricken from the roster upon request by such First Mortgagee or upon receipt by the Association of a certified copy of a recorded release or satisfaction of the First Mortgage. Notice of such removal shall be given to the First Mortgagee unless the removal is requested by the First Mortgagee.

         (b) The Association shall give to any First Mortgagee on the roster written notification of any default by the mortgagor of the respective Resort Property in the performance of such mortgagor's obligations under this Agreement that is not cured within thirty (30) days.

         (c) A First Mortgagee of any Resort Property who comes into possession of the Resort Property pursuant to the remedies provided in the First Mortgage or foreclosure of the First
                  Mortgage, or by way of deed or assignment in lieu of foreclosure, shall take the property free of any claims for unpaid Assessments under this Agreement or charges against the mortgaged Resort Property which accrued prior to the time such First Mortgagee comes into the possession of the Resort Property, except for claims for a pro rata share of such Assessments or charges resulting from a pro rata reallocation of such Assessment or charges to all Resort Property, including the mortgaged Resort Property. Furthermore, upon such foreclosure or deed or assignment in lieu of foreclosure, or the entry into First Mortgagee's possession, either directly or through a receiver, any rights with respect to any Resort Property that have been suspended with respect to the defaulting Member shall be reinstated.

         (d) Any liens created under this Agreement upon any Resort Property shall be subject and subordinate to and shall not affect the rights of a First Mortgagee under a First Mortgage on such Resort Property made in good faith and for value; provided, however, that any lien created after a foreclosure sale shall have the same effect and be enforced in the same manner as provided in this Agreement, and/or the Bylaws.

         (e) No amendment to this paragraph of this Agreement shall adversely affect a First Mortgagee who has recorded a valid First Mortgage prior to the recordation of any such amendment.

         7.8 Eminent Domain. In the event any of the Easements granted hereunder are appropriated or taken under the power of eminent domain, in whole or in part, by any public or quasi-public authority, the owner of the underlying property so condemned shall be entitled to the entire award or compensation in such proceedings. Beneficiaries of any of the Easements granted under this Agreement shall not be entitled to any portion of the award or compensation in such proceedings, nor shall any beneficiary of easements granted under this Agreement be entitled to any compensation or damages from the Association, ASC Utah, or ASCRP for any inconvenience, annoyance, or damage occasioned by any such proceedings. For purposes of this Section, a voluntary sale or conveyance in lieu of condemnation, but under the threat of condemnation, shall be deemed an appropriation or taking under the power of eminent domain.

         7.9 Damage and Reconstruction. In the event any property insured by the Association is damaged by fire or other casualty, the proceeds payable under the Association's insurance policies shall be payable to the Association. No Member shall be entitled to any compensation or damages from the Association, ASC Utah, or ASCRP for loss of the use of either the whole or any part of any property owned or controlled by the Association, nor shall any Member be entitled to any compensation or damages from the Association, ASC Utah, or ASCRP for any inconvenience, annoyance, or damage occasioned by any casualty or the repair, reconstruction, or restoration of the damage caused by such casualty.

         7.10 Limited Liability. Neither the Association, the Board of Trustees, or the Design Review Committee, nor any member, agent, or employee of any of the same shall be liable to any party for any action or for any failure to act with respect to any matter if the action taken or failure to act was in good faith and without malice.

         7.11 Use of Trademark. Each Member, by acceptance of a deed for his or her Resort Property, whether or not it shall be so expressed in any such deed or other conveyance, shall be deemed to acknowledge that "The Canyons" is a service mark and trademark of ASC Utah or its licensees, and to covenant that he or she shall not use the term "The Canyons" without the prior written consent of ASC Utah.

         7.12 Partial Invalidity. The invalidity or unenforceability of any term or provision of this Agreement by the application of such term or provision to any person or circumstance shall not impair or affect the remainder of this Agreement, and its application to other persons and circumstances and the remaining terms and provisions hereof shall not be invalidated but shall remain in full force and effect.

         7.13 Entire Agreement. This Agreement supersedes any and all prior agreements or understandings between the parties with respect to the subject matter of this Agreement.

         7.14 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

         7.15 No Easements by Prescription. No easements, licenses, leases, or other property interests shall be acquired by any party hereto or by the public by adverse possession or by prescription. The parties agree that landowners whose property is burdened by a license or easement hereunder shall be permitted from time to time to reasonably deny access to any party not benefited hereunder for purposes of preventing the prescription of any public or private licenses, rights or way, or easements.

         7.16 Successors and Assigns. This Agreement shall be binding on the successors and assigns of the parties hereto.



         IN WITNESS WHEREOF, this Agreement has been executed and delivered by duly authorized representatives of the parties as of the date first set forth above.

                                       ASC UTAH, INC., d.b.a. The Canyons



                                       By: /s/ Greg Spearn
                                         --------------------------------------
                                       Its Vice President

                                       AMERICAN SKIING COMPANY
                                       RESORT PROPERTIES, INC.


                                       By: /s/ Edward L. Grampp, Jr.
                                         --------------------------------------
                                       Its Vice President



                                       WOLF MOUNTAIN RESORTS, L.C.

                                       ----------------------------
                                       By:
                                       Its



                                       THE CANYONS RESORT
                                       VILLAGE ASSOCIATION, INC.


                                       By:
                                       Its


STATE OF UTAH
COUNTY OF SUMMIT, ss

     Then personally appeared before me the above named Greg Spearn in his said capacity and acknowledged the foregoing to be his free act and deed and the free act and deed of ASC Utah, Inc., d.b.a. The Canyons.

                                       Before me,

                                        /s/ Spencer G. Sanders
                                         --------------------------------------
                                       Notary Public
                                       Name: Spencer G. Sanders

STATE OF UTAH
COUNTY OF SUMMIT, ss

     Then personally appeared before me the above named Edward L. Grampp in his said capacity and acknowledged the foregoing to be his free act and deed and the free act and deed of ASC Utah, Inc., d.b.a. The Canyons.

                                       Before me,

                                        /s/ Spencer G. Sanders
                                         --------------------------------------
                                       Notary Public
                                       Name: Spencer G. Sanders


STATE OF ___________________
COUNTY OF ________________, ss

         Then    personally    appeared    before    me    the    above    named
_____________________ in his said capacity and acknowledged the foregoing to be his free act and deed and the free act and deed of Wolf Mountain Resorts, L.C.

                                                              Before me,


                                                              Notary Public
                                                              Name:


STATE OF ________________
COUNTY OF ________________, ss

         Then personally appeared before me the above named _____________________ in his said capacity and acknowledged the foregoing to be his free act and deed and the free act and deed of The Canyons Resort Village Association, Inc.

                                                              Before me,


                                                              Notary Public
                                                              Name:


                                  C & M Properties, LLC

                                  By: /s/ Raymond Klein
                                  Its: Manager

STATE OF UTAH       )
                    )  :ss
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 17th day of November 1999, by Raymond Klein.

                                  /s/ Sabra Karr Dator
                                  Notary Public
                                  Residing at: Summit Co.
                                  My Commission Expires:
                                  June 25, 2003


                                  Silver King Mines

                                  By: /s/ JW Giallivan, Jr
                                  Its: President

STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 8th day of November 1999, by Jack Giallivan, Jr.

                                  /s/ Angelica Perez
                                  Notary Public
                                  Residing at: Summit County
                                  My Commission Expires:
                                  November 12, 2002

                                  D A Osguthorpe Family Partnership

                                  By: /s/ Stephen A. Osguthorpe
                                  Its: Owner

STATE OF Utah       )
                    ) :ss.
COUNTY OF Summit    )

The foregoing instrument was acknowledged before me this 7th day of November 1999, by Stephen A. Osguthorpe.

                                  /s/ Angelica Perez
                                  Notary Public
                                  Residing at: Summit County
                                  My Commission Expires:
                                  November 12, 2002


                                  Parkwest Associates

                                  By: /s/ Walter J. Plumb
                                      /s/ James C. Nogg
                                  Its: General Partners

STATE OF Utah       )
                    ):ss:
COUNTY OF Summit    )

The foregoing instrument was acknowledged before me this 9th day of November 1999, by Walter J. Plumb, III and James C. Nogg.

                                  /s/ Angelica Perez
                                  Notary Public
                                  Residing at: Summit County
                                  My Commission Expires:
                                  November 12, 2002






                                  Beaver Creek Associates

                                  By: illegible
                                  Its: Pres., Madison Company, Gen. Partner

STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )



The foregoing instrument was acknowledged before me this 9th day of November 1999, by illegible.

                                  Angelica Perez
                                  Notary Public
                                  Residing at: Summit County
                                  My Commission Expires:
                                  November 12, 2002





                                  Olympus Construction LLC
                                  (Jaffe - Groutage Parcel)

                                  By: /s/ Scott Jaffa
                                  Its: General Manager

STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 8th day of November 1999, by Scott Jaffa.

                                  /s/ Angelica Perez
                                  Notary Public
                                  Residing at: Summit County
                                  My Commission Expires:
                                  November 12, 2002


                                  The Canyons Cabin Club, LLC
                                 (Baker Parcel)

                                  By: /s/ Joan B. Edwards
                                  Its: Principal



STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 6th day of November 1999, by Joan B. Edwards.

                                  /s/ Angelica Perez
                                  Notary Public
                                  Residing at: Summit County
                                  My Commission Expires:
                                  November 12, 2002




                                  Harold R. & Ruth B. Weight

                                 By: /s/ Harold R. Weight
                                     /s/ Ruth B. Weight
                                 Its: Owners

STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 6th day of November 1999, by Ruth B. Weight and Harold R. Weight.


                                  /s/ Angelica Perez
                                  Notary Public
                                  Residing at: Summit County
                                  My Commission Expires:
                                  November 12, 2002


                                  Sugarbowl Associates, LLC

                                  By: /s/ Walter J. Plumb
                                      /s/ Ronald Ferrin
                                      Its: General Partners


STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 9th day of November 1999, by Walter J. Plumb and Ronald A. Ferrin.


                                  /s/ Angelica Perez
                                  Notary Public
                                  Residing at: Summit County
                                  My Commission Expires:
                                  November 12, 2002


                                  IHC Hospitals, Inc.
                                  aka IHC Health Services, Inc.

                                  By: /s/ Everett N. Goodwin Jr.
                                  Its: CFO


STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 5th day of November 1999, by Everett N. Goodwin, Jr.

                                   /s/ Janet P. Tuttle
                                   Notary Public
                                   Residing at: Salt Lake
                                   My Commission Expires:
                                   February 21, 2001




                                   Joseph L. Krofcheck


                                   By: /s/ J.L. Krofcheck
                                   Its:


STATE OF Virginia   )
                    )     :ss.
COUNTY OF Fairfax   )

The foregoing instrument was acknowledged before me this 10th day of November 1999, by J.L. Krofcheck.


                                   /s/ illegible
                                  Notary Public

                                 Residing at: Nur, Inc. Fairfax, Va.
                                 My Commission Expires:
                                 August 31, 2001



                                 Wolf Mountain Resorts, LC

                                 By: /s/ Kenneth Griswold

                                 Its: Managing Member



STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 15th day of November 1999, by Kenneth Griswold.
                                   /s/ Barbara L. Myers
                                   Notary Public
                                   Residing at: Park City
                                   My Commission Expires:
                                   April 10, 2002



                                   Willow Draw, LC

                                   By:/s/ Kenneth Griswold
                                   Its: Managing Member



STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 15th day of November 1999, by Kenneth Griswold.

                                   /s/ Barbara L. Myers
                                   Notary Public
                                   Residing at: Park City
                                   My Commission Expires:
                                   April 10, 2002


                                   /s/ William Lincoln Spoor
                                   /s/ Leslee Sherrill Spoor

                                   By: William Spoor
                                       Leslee Spoor



STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 12th day of November 1999, by Lincoln Spoor and Leslee Sherrill.

                                  /s/ Catherine Dalyai
                                  Notary Public
                                  Residing at: Sandy, UT
                                  My Commission Expires:
                                  May 25, 2000

                                  The Hansen Group, L.C.

                                  By: /s/ David M. Hansen
                                   Its: Member


STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 13th day of November 1999, by David M. Hansen, a member of The Hansen Group, L.C.

                                   /s/ Spencer G. Sanders
                                   Notary Public
                                   Residing at: Salt Lake County
                                   My Commission Expires:
                                   November 12, 2003


                                   Beaver Creek Associates

                                   By: /s/ Ronald Ferrin, Madison Co.,
                                   Its: Gen. Partner, President
                                   /s/ Walter J. Plums III, Secretary



STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 9th day of November 1999, by Ronald Ferrin & Walter J. Plums III.

                                  Angelica Perez
                                  Notary Public
                                  Residing at: Summit County
                                  My Commission Expires:
                                  November 12, 2002

                                  Thair Schneiter

                                  By: /s/ Walter J. Plumb
                                  Its: Attorney



STATE OF UTAH       )
                    )  :ss.
COUNTY OF SUMMIT    )

The foregoing instrument was acknowledged before me this 15th day of November 1999, by Walter J. Plumb

                                  /s/ William E. Casaday
                                  Notary Public
                                  Residing at: Salt Lake County

                                   My Commission Expires:
                                   January 18, 2000


                                   Gerald Freedman

                                   By: /s/ Gerald M. Friedman



STATE OF California      )
                         )     :ss.
COUNTY OF Los Angeles)

The foregoing instrument was acknowledged before me this 10th day of November 1999, by Gerald M. Friedman.

                                   /s/ Shirley S. Wawee
                                  Notary Public
                                  Residing at: Los Angeles, California
                                  My Commission Expires:
                                  July 19, 2003

                                    EXHIBITS

EXHIBIT A:                 List of Participants

EXHIBIT B:                 The Canyons Resort Village - Easement Plan

EXHIBIT C:                 Plan of Resort Village Development